KBL Variable Account A

Financial Statements as of and for the Year Ended December 31, 2020

and Report of Independent Registered Public Accounting Firm

DELAWARE LIFE KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

Index

December 31, 2020

Page(s)
Report of Independent Registered Public Accounting Firm	1-2

Financial Statements

Statements of Assets and Liabilities	3-5

Statements of Operations	6-20

Statements of Changes in Net Assets	21-43

Notes to the Financial Statements	44-59

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company of New York and the Contract Owners of KBL Variable Account A:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of KBL Variable Account A indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of KBL Variable Account A as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1) (1)	Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub-Account (C71) (1)

AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70) (1)	Columbia Variable Portfolio - Small Company Growth Fund Class 1 Sub-Account (C72) (1)

AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9) (1)	Columbia Variable Portfolio - Strategic Income Fund Class 1 Sub-Account (151) (1)

AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71) (1)	Columbia Variable Portfolio - Strategic Income Fund Class 2 Sub-Account (C73) (1)

AB VPS Large Cap Growth (Class B) Sub-Account (AC4) (1)	Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 1 Sub-Account (C69) (1)

AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4) (1)	Columbia Variable Portfolio - U.S. Government Mortgage Fund Class 2 Sub-Account (C70) (1)

AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5) (1)	Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8) (1)

AB VPS International Growth Portfolio (Class B) Sub-Account (AM2) (1)	Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97) (1)

AB Real Estate Portfolio (Class A) Sub-Account (AL8) (2)	Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28) (1)

Alger Small Cap Growth Portfolio I-2 Sub-Account (A51) (1)	Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21) (1)

Columbia Variable Portfolio - Asset Allocation Fund Class 1 Sub-Account (C54) (3)	Invesco V.I. American Franchise Fund Series I Sub-Account (V15) (1)

Columbia Variable Portfolio - Asset Allocation Fund Class 2 Sub-Account (C55) (3)	Invesco V.I. Core Equity Fund I Sub-Account (A39) (1)

Columbia Variable Portfolio - Government Money Market Fund Class 1 Sub-Account (C75) (1)	Invesco V.I. International Growth Fund I Sub-Account (A21) (1)

Columbia Variable Portfolio - Dividend Opportunity Fund Class 1 Sub-Account (C25) (1)	MFS VIT I Growth Series Service Class Sub-Account (M80) (1)

Columbia Variable Portfolio - Dividend Opportunity Fund Class 2 Sub-Account (C49) (1)	MFS VIT I Growth Series Initial Class Sub-Account (M31) (1)

Columbia Variable Portfolio - Income Opportunities Fund Class 1 Sub-Account (C36) (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3) (1)

Columbia Variable Portfolio - Income Opportunities Fund Class 2 Sub-Account (C76) (1)	MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10) (1)

Columbia Variable Portfolio - Overseas Core Fund Class 1 Sub-Account (C37) (1)	MFS VIT I New Discovery Series Service Class Sub-Account (M42) (1)

Columbia Variable Portfolio - Overseas Core Fund Class 2 Sub-Account (C58) (1)	MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub-Account (C59) (1)	MFS VIT I Research Series Initial Class Sub-Account (M33) (1)

Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub-Account (C60) (1)	Rydex VT NASDAQ-100 Fund Sub-Account (R03) (1)

Columbia Variable Portfolio - Select Mid Cap Value Fund Class 1 Sub-Account (C66) (1)	Wanger International Sub-Account (W39) (1)

Columbia Variable Portfolio - Large Cap Index Fund Class 2 Sub-Account (C68) (1)	Wanger Select Fund Sub-Account (W41) (1)

Columbia Variable Portfolio - Small Cap Value Fund Class 1 Sub-Account (C39) (1)	Wanger USA Sub-Account (W42) (1)

(1) Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019.
(2) Statement of changes in net assets for the period January 1, 2019 to April 24, 2019 (date of liquidation).

(3)   Statement of operations for the period January 1, 2020 to April 24, 2020 (date of liquidation) and statement of changes in net assets for the period January 1, 2020 to April 24, 2020 (date of liquidation) and the year ended December 31, 2019.

Basis for Opinions

These financial statements are the responsibility of the Delaware Life Insurance Company of New York management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of KBL Variable Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of KBL Variable Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Hartford, CT

April 28, 2021

We have served as the auditor of one or more of the subaccounts of KBL Variable Account A since 2013.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2020

		Assets					Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Dividend Receivable	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)[1]	—	$—	$—	$—	$—	$—	$—	$—
AB VPS Global Thematic Growth Portfolio (Class B) Sub-Account (A70)	6,025	180,651	244,266	—	—	244,266	—	244,266
AB VPS Growth and Income Portfolio (Class A) Sub-Account (AG9)	3,407	100,085	98,704	—	—	98,704	—	98,704
AB VPS Growth and Income Portfolio (Class B) Sub-Account (A71)	20,460	564,829	581,684	—	—	581,684	—	581,684
AB VPS Large Cap Growth (Class B) Sub-Account (AC4) ¹	—	—	—	—	—	—	—	—
AB VPS Intermediate Bond Portfolio (Class A) Sub-Account (AL4)	13,576	148,589	149,196	3	—	149,199	43	149,156
AB VPS Intermediate Bond Portfolio (Class B) Sub-Account (AC5)	8,175	85,483	88,861	—	—	88,861	1,019	87,842
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	4,408	82,273	119,556	—	—	119,556	2	119,554
Alger Small Cap Growth Portfolio I-2 Sub-Account (A51)	12,457	360,033	557,828	—	—	557,828	148	557,680
Columbia Variable Portfolio—Asset Allocation Fund Class 1 Sub-Account (C54)[2]	—	—	—	—	—	—	—	—
Columbia Variable Portfolio—Asset Allocation Fund Class 2 Sub-Account (C55)[2]	—	—	—	—	—	—	—	—
Columbia Variable Portfolio—Government Money Market Fund Class 1 Sub-Account (C75)	3,442,203	3,442,203	3,442,203	—	1	3,442,204	5,147	3,437,057
Columbia Variable Portfolio—Dividend Opportunity Fund Class 1 Sub-Account (C25)	33,001	633,769	987,726	791	—	988,517	44	988,473
Columbia Variable Portfolio—Dividend Opportunity Fund Class 2 Sub-Account (C49)	19,834	300,743	577,565	—	—	577,565	2	577,563
Columbia Variable Portfolio—Income Opportunities Fund Class 1 Sub-Account (C36)	4,444	33,254	34,260	—	—	34,260	91	34,169
Columbia Variable Portfolio—Income Opportunities Fund Class 2 Sub-Account (C76)	45,213	330,275	346,333	—	—	346,333	22	346,311
Columbia Variable Portfolio—Overseas Core Fund Class 1 Sub-Account (C37)	16,558	215,152	234,796	12	—	234,808	—	234,808
Columbia Variable Portfolio—Overseas Core Fund Class 2 Sub-Account (C58)	2,266	29,913	31,931	—	—	31,931	28	31,903
Columbia Variable Portfolio—Large Cap Growth Fund Class 1 Sub-Account (C59)	32,561	324,798	959,884	—	—	959,884	1,758	958,126
Columbia Variable Portfolio—Large Cap Growth Fund Class 2 Sub-Account (C60)	19,587	218,444	562,352	32	—	562,384	—	562,384
Columbia Variable Portfolio—Select Mid Cap Value Fund Class 1 Sub-Account (C66)	14,798	203,390	412,429	—	—	412,429	12	412,417
Columbia Variable Portfolio—Large Cap Index Fund Class 2 Sub-Account (C68)	34,061	374,783	1,017,068	520	—	1,017,588	—	1,017,588
Columbia Variable Portfolio—Small Cap Value Fund Class 1 Sub-Account (C39)	8,253	132,050	133,458	—	—	133,458	474	132,984
Columbia Variable Portfolio—Small Cap Value Fund Class 2 Sub-Account (C71)	16,604	245,933	266,667	—	—	266,667	—	266,667
Columbia Variable Portfolio—Small Company Growth Fund Class 1 Sub-Account (C72)	4,624	75,025	138,584	—	—	138,584	—	138,584
Columbia Variable Portfolio—Strategic Income Fund Class 1 Sub-Account (151)	89,165	379,482	392,325	—	—	392,325	1,273	391,052
Columbia Variable Portfolio—Strategic Income Fund Class 2 Sub-Account (C73)	117,834	479,126	513,755	—	—	513,755	315	513,440
Columbia Variable Portfolio—U.S. Government Mortgage Fund Class 1 Sub-Account (C69)	22,560	232,767	244,324	—	—	244,324	4,251	240,073
Columbia Variable Portfolio—U.S. Government Mortgage Fund Class 2 Sub-Account (C70)	91,319	954,405	986,246	—	—	986,246	1,870	984,376
Fidelity VIP Dynamic Capital Appreciation Portfolio (Service Class 2) Sub-Account (FD8)	1,544	15,069	25,846	—	—	25,846	—	25,846
Fidelity VIP Equity-Income Portfolio (Service Class 2) Sub-Account (F97)	42,065	865,596	975,075	—	—	975,075	109	974,966
Fidelity VIP Growth Opportunities Portfolio (Service Class 2) Sub-Account (F28)	7,037	228,239	535,465	—	—	535,465	—	535,465
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-Account (T21)	4,337	34,537	50,488	—	—	50,488	—	50,488
Invesco V.I. American Franchise Fund Series I Sub-Account (V15)	6,520	377,456	580,892	—	—	580,892	2,517	578,375
Invesco V.I. Core Equity Fund I Sub-Account (A39)	12,104	397,369	368,325	—	—	368,325	1,707	366,618
Invesco V.I. International Growth Fund I Sub-Account (A21)	10,055	346,567	427,547	608	—	428,155	—	428,155
MFS VIT I Growth Series Service Class Sub-Account (M80)	12,973	550,538	911,080	—	—	911,080	2,276	908,804
MFS VIT I Growth Series Initial Class Sub-Account (M31)	28,352	1,222,465	2,092,691	931	—	2,093,622	168	2,093,454
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	20,070	361,892	495,132	—	—	495,132	134	494,998
MFS VIT I Investors Trust Series (Service Class) Sub-Account (M10)	10,543	289,673	379,432	36	—	379,468	—	379,468
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	17,963	294,591	424,113	—	—	424,113	—	424,113
MFS VIT I Total Return Bond Series Initial Class Sub-Account (M06)	441	5,886	6,227	—	—	6,227	624	5,603
MFS VIT I Research Series Initial Class Sub-Account (M33)	10,700	310,212	351,702	—	—	351,702	—	351,702
Rydex VT NASDAQ-100 Fund Sub-Account (R03)	5,227	203,170	328,263	—	—	328,263	—	328,263
Wanger International Sub-Account (W39)	13,733	337,086	384,944	—	—	384,944	—	384,944
Wanger Select Fund Sub-Account (W41)	44,274	805,533	904,065	1,272	—	905,337	—	905,337
Wanger USA Sub-Account (W42)	50,850	1,123,951	1,252,446	—	—	1,252,446	1	1,252,445

[1]	This Sub-Account is active but had zero balance as of December 31, 2020.
[2]	This Sub-Account was closed in 2020 due to merger. Refer to Note 1 for details on merged and liquidated Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2020

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
AL1	—	$—	$—	$—
A70	13,203	244,266	—	244,266
AG9	2,679	98,704	—	98,704
A71	20,825	581,684	—	581,684
AC4	—	—	—	—
AL4	10,054	147,963	1,193	149,156
AC5	6,183	87,842	—	87,842
AM2	5,251	118,775	779	119,554
A51	9,722	555,543	2,137	557,680
C54	—	—	—	—
C55	—	—	—	—
C75	367,461	3,391,391	45,666	3,437,057
C25	54,321	972,153	16,320	988,473
C49	32,490	514,901	62,662	577,563
C36	2,600	34,169	—	34,169
C76	26,681	312,001	34,310	346,311
C37	17,716	233,885	923	234,808
C58	2,469	31,493	410	31,903
C59	28,017	880,075	78,051	958,126
C60	16,820	539,090	23,294	562,384
C66	20,345	403,168	9,249	412,417
C68	36,501	990,592	26,996	1,017,588
C39	3,016	132,984	—	132,984
C71	6,237	266,667	—	266,667
C72	764	138,584	—	138,584
151	10,581	388,635	2,417	391,052
C73	14,470	470,166	43,274	513,440
C69	21,301	239,254	819	240,073
C70	88,038	916,427	67,949	984,376
FD8	648	25,846	—	25,846
F97	37,466	933,185	41,781	974,966
F28	11,594	535,465	—	535,465
T21	1,870	50,488	—	50,488
V15	17,220	524,158	54,217	578,375
A39	15,627	325,475	41,143	366,618
A21	16,320	425,183	2,972	428,155
M80	13,591	855,114	53,690	908,804

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2020

	Units	Value Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for Variable Annuities	Net Assets
M31	29,792	$2,062,688	$30,766	$2,093,454
MB3	23,447	493,201	1,797	494,998
M10	14,663	355,768	23,700	379,468
M42	10,759	424,113	—	424,113
M06	271	5,603	—	5,603
M33	7,360	351,702	—	351,702
R03	16,209	328,263	—	328,263
W39	11,239	384,944	—	384,944
W41	16,862	876,726	28,611	905,337
W42	21,213	1,251,686	759	1,252,445

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

	A70 Sub-Account	AG9 Sub-Account	A71 Sub-Account
Income:
Dividend income	$920	$1,364	$7,209
Expenses:
Mortality and expense risk charges	(2,623)	(1,298)	(7,528)
Distribution and administrative expense charges	(316)	(156)	(907)

Net investment income (loss)	(2,019)	(90)	(1,226)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7,353	(8,707)	98,731
Realized gain distributions	19,357	4,798	29,789

Net realized gains (losses)	26,710	(3,909)	128,520

Net change in unrealized appreciation (depreciation)	51,839	(1,104)	(139,119)

Net realized and change in unrealized gains (losses)	78,549	(5,013)	(10,599)

Net increase (decrease) in net assets from operations	$76,530	$(5,103)	$(11,825)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	AL4 Sub-Account	AC5 Sub-Account	AM2 Sub-Account
Income:
Dividend income	$5,107	$2,752	$988
Expenses:
Mortality and expense risk charges	(1,895)	(1,045)	(1,120)
Distribution and administrative expense charges	(226)	(125)	(133)

Net investment income (loss)	2,986	1,582	(265)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(341)	(1,119)	691
Realized gain distributions	—	—	7,715

Net realized gains (losses)	(341)	(1,119)	8,406

Net change in unrealized appreciation (depreciation)	4,034	5,267	16,677

Net realized and change in unrealized gains (losses)	3,693	4,148	25,083

Net increase (decrease) in net assets from operations	$6,679	$5,730	$24,818

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	A51 Sub-Account	C54 Sub-Account	C55 Sub-Account
Income:
Dividend income	$4,658	$17,778	$15,723
Expenses:
Mortality and expense risk charges	(5,229)	(2,932)	(2,837)
Distribution and administrative expense charges	(628)	(349)	(336)

Net investment income (loss)	(1,199)	14,497	12,550

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(7,482)	(235,632)	(204,451)
Realized gain distributions	31,251	182,015	183,186

Net realized gains (losses)	23,769	(53,617)	(21,265)

Net change in unrealized appreciation (depreciation)	201,510	(20,386)	(45,366)

Net realized and change in unrealized gains (losses)	225,279	(74,003)	(66,631)

Net increase (decrease) in net assets from operations	$224,080	$(59,506)	$(54,081)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	C75 Sub-Account	C25 Sub-Account	C49 Sub-Account
Income:
Dividend income	$8,923	$—	$—
Expenses:
Mortality and expense risk charges	(44,382)	(12,270)	(6,801)
Distribution and administrative expense charges	(5,281)	(1,454)	(728)

Net investment income (loss)	(40,740)	(13,724)	(7,529)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	—	150,846	35,677
Realized gain distributions	—	—	—

Net realized gains (losses)	—	150,846	35,677

Net change in unrealized appreciation (depreciation)	—	(150,109)	(37,264)

Net realized and change in unrealized gains (losses)	—	737	(1,587)

Net increase (decrease) in net assets from operations	$(40,740)	$(12,987)	$(9,116)

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	C36 Sub-Account	C76 Sub-Account	C37 Sub-Account
Income:
Dividend income	$1,543	$15,104	$3,500
Expenses:
Mortality and expense risk charges	(447)	(4,527)	(2,577)
Distribution and administrative expense charges	(53)	(495)	(308)

Net investment income (loss)	1,043	10,082	615

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,357)	(64,279)	(763)
Realized gain distributions	—	—	2,567

Net realized gains (losses)	(5,357)	(64,279)	1,804

Net change in unrealized appreciation (depreciation)	3,953	67,528	15,525

Net realized and change in unrealized gains (losses)	(1,404)	3,249	17,329

Net increase (decrease) in net assets from operations	$(361)	$13,331	$17,944

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	C58 Sub-Account	C59 Sub-Account	C60 Sub-Account
Income:
Dividend income	$395	$—	$—
Expenses:
Mortality and expense risk charges	(342)	(10,774)	(6,122)
Distribution and administrative expense charges	(40)	(1,234)	(705)

Net investment income (loss)	13	(12,008)	(6,827)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	7	109,721	53,879
Realized gain distributions	339	—	—

Net realized gains (losses)	346	109,721	53,879

Net change in unrealized appreciation (depreciation)	1,964	158,167	97,104

Net realized and change in unrealized gains (losses)	2,310	267,888	150,983

Net increase (decrease) in net assets from operations	$2,323	$255,880	$144,156

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	C66 Sub-Account	C68 Sub-Account	C39 Sub-Account
Income:
Dividend income	$—	$—	$651
Expenses:
Mortality and expense risk charges	(4,729)	(11,189)	(1,350)
Distribution and administrative expense charges	(556)	(1,311)	(163)

Net investment income (loss)	(5,285)	(12,500)	(862)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	191,267	48,195	1,963
Realized gain distributions	—	—	4,485

Net realized gains (losses)	191,267	48,195	6,448

Net change in unrealized appreciation (depreciation)	(164,146)	107,184	(2,328)

Net realized and change in unrealized gains (losses)	27,121	155,379	4,120

Net increase (decrease) in net assets from operations	$21,836	$142,879	$3,258

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	C71	C72	151
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$735	$—	$13,660
Expenses:
Mortality and expense risk charges	(2,737)	(1,314)	(5,026)
Distribution and administrative expense charges	(330)	(158)	(599)

Net investment income (loss)	(2,332)	(1,472)	8,035

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,802	5,917	(8,832)
Realized gain distributions	9,440	1,900	—

Net realized gains (losses)	16,242	7,817	(8,832)

Net change in unrealized appreciation (depreciation)	6,360	53,729	19,576

Net realized and change in unrealized gains (losses)	22,602	61,546	10,744

Net increase (decrease) in net assets from operations	$20,270	$60,074	$18,779

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	C73	C69	C70
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$18,275	$6,423	$22,359
Expenses:
Mortality and expense risk charges	(7,196)	(3,220)	(12,127)
Distribution and administrative expense charges	(803)	(377)	(1,347)

Net investment income (loss)	10,276	2,826	8,885

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(44,550)	2,402	11,782
Realized gain distributions	—	884	3,389

Net realized gains (losses)	(44,550)	3,286	15,171

Net change in unrealized appreciation (depreciation)	56,388	3,330	8,486

Net realized and change in unrealized gains (losses)	11,838	6,616	23,657

Net increase (decrease) in net assets from operations	$22,114	$9,442	$32,542

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	FD8	F97	F28
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9	$14,521	$—
Expenses:
Mortality and expense risk charges	(265)	(11,003)	(5,247)
Distribution and administrative expense charges	(32)	(1,265)	(633)

Net investment income (loss)	(288)	2,253	(5,880)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	417	(14,389)	40,546
Realized gain distributions	291	40,234	24,517

Net realized gains (losses)	708	25,845	65,063

Net change in unrealized appreciation (depreciation)	5,790	27,845	164,591

Net realized and change in unrealized gains (losses)	6,498	53,690	229,654

Net increase (decrease) in net assets from operations	$6,210	$55,943	$223,774

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	T21	V15	A39
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,700	$343	$4,531
Expenses:
Mortality and expense risk charges	(513)	(6,033)	(4,360)
Distribution and administrative expense charges	(62)	(699)	(505)

Net investment income (loss)	1,125	(6,389)	(334)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	150	73,846	29,617
Realized gain distributions	1,067	35,746	78,169

Net realized gains (losses)	1,217	109,592	107,786

Net change in unrealized appreciation (depreciation)	4,466	73,649	(68,458)

Net realized and change in unrealized gains (losses)	5,683	183,241	39,328

Net increase (decrease) in net assets from operations	$6,808	$176,852	$38,994

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	A21	M80	M31
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$8,918	$—	$—
Expenses:
Mortality and expense risk charges	(4,936)	(10,391)	(23,852)
Distribution and administrative expense charges	(592)	(1,223)	(2,834)

Net investment income (loss)	3,390	(11,614)	(26,686)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	52,777	111,974	198,179
Realized gain distributions	8,591	55,482	122,810

Net realized gains (losses)	61,368	167,456	320,989

Net change in unrealized appreciation (depreciation)	(16,834)	64,108	230,791

Net realized and change in unrealized gains (losses)	44,534	231,564	551,780

Net increase (decrease) in net assets from operations	$47,924	$219,950	$525,094

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	MB3	M10	M42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$945	$1,423	$—
Expenses:
Mortality and expense risk charges	(5,281)	(4,695)	(3,878)
Distribution and administrative expense charges	(634)	(534)	(467)

Net investment income (loss)	(4,970)	(3,806)	(4,345)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	5,503	150,467	1,457
Realized gain distributions	41,533	10,254	33,161

Net realized gains (losses)	47,036	160,721	34,618

Net change in unrealized appreciation (depreciation)	41,957	(103,044)	97,172

Net realized and change in unrealized gains (losses)	88,993	57,677	131,790

Net increase (decrease) in net assets from operations	$84,023	$53,871	$127,445

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	M06	M33	R03
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$209	$2,507	$775
Expenses:
Mortality and expense risk charges	(75)	(4,206)	(3,301)
Distribution and administrative expense charges	(9)	(507)	(398)

Net investment income (loss)	125	(2,206)	(2,924)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	30	24,947	2,215
Realized gain distributions	—	13,822	30,912

Net realized gains (losses)	30	38,769	33,127

Net change in unrealized appreciation (depreciation)	256	10,623	67,963

Net realized and change in unrealized gains (losses)	286	49,392	101,090

Net increase (decrease) in net assets from operations	$411	$47,186	$98,166

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2020

	W39	W41	W42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$7,321	$5,576	$—
Expenses:
Mortality and expense risk charges	(4,684)	(9,106)	(13,603)
Distribution and administrative expense charges	(565)	(1,060)	(1,638)

Net investment income (loss)	2,072	(4,590)	(15,241)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	21,574	(22,913)	(186,617)
Realized gain distributions	13,065	82,748	115,839

Net realized gains (losses)	34,639	59,835	(70,778)

Net change in unrealized appreciation (depreciation)	(924)	122,517	331,984

Net realized and change in unrealized gains (losses)	33,715	182,352	261,206

Net increase (decrease) in net assets from operations	$35,787	$177,762	$245,965

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	A70 Sub-Account		AG9 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(2,019)	$(2,201)	$(90)	$(477)
Net realized gains (losses)	26,710	(798)	(3,909)	53,853
Net change in unrealized appreciation (depreciation)	51,839	47,247	(1,104)	(15,236)

Increase (decrease) from operations	76,530	44,248	(5,103)	38,140

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	76,166
Transfers between Sub-Accounts (including the Fixed Account), net	(13,770)	(305)	(20,630)	(776)
Withdrawals, surrenders, annuitizations and contract charges	(5,254)	(87,189)	(17,930)	(202,907)

Increase (decrease) from contract owner transactions	(19,024)	(87,494)	(38,560)	(127,517)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(384)	(288)	(816)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	45

Net annuitization activity	—	(384)	(288)	(771)

Total increase (decrease) in net assets	57,506	(43,630)	(43,951)	(90,148)
Net assets at beginning of year	186,760	230,390	142,655	232,803

Net assets at end of year	$244,266	$186,760	$98,704	$142,655

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	A71 Sub-Account		AL4 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(1,226)	$(3,697)	$2,986	$2,487
Net realized gains (losses)	128,520	127,416	(341)	(1,084)
Net change in unrealized appreciation (depreciation)	(139,119)	75,073	4,034	9,182

Increase (decrease) from operations	(11,825)	198,792	6,679	10,585

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	102,735	6,733	—	596
Transfers between Sub-Accounts (including the Fixed Account), net	(8,628)	(1,529)	877	955
Withdrawals, surrenders, annuitizations and contract charges	(572,781)	(56,392)	(12,414)	(18,236)

Increase (decrease) from contract owner transactions	(478,674)	(51,188)	(11,537)	(16,685)

Annuitization Activity:
Annuitizations	—	—	—	798
Annuity payments and contract charges	—	(4,775)	(1,247)	(1,325)
Transfers between Sub-Accounts, net	—	—	(69)	(65)
Adjustments to annuity reserves	—	(523)	(32)	(29)

Net annuitization activity	—	(5,298)	(1,348)	(621)

Total increase (decrease) in net assets	(490,499)	142,306	(6,206)	(6,721)
Net assets at beginning of year	1,072,183	929,877	155,362	162,083

Net assets at end of year	$581,684	$1,072,183	$149,156	$155,362

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AC5 Sub-Account		AM2 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020		December 31, 2019
Operations:
Net investment income (loss)	$1,582	$759	$(265	) $	(834)
Net realized gains (losses)	(1,119)	(218)	8,406		3,120
Net change in unrealized appreciation (depreciation)	5,267	3,208	16,677		14,982

Increase (decrease) from operations	5,730	3,749	24,818		17,268

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—		—
Transfers between Sub-Accounts (including the Fixed Account), net	52,907	—	10,517		5,082
Withdrawals, surrenders, annuitizations and contract charges	(30,180)	(2,533)	(55)		(150)

Increase (decrease) from contract owner transactions	22,727	(2,533)	10,462		4,932

Annuitization Activity:
Annuitizations	—	—	—		—
Annuity payments and contract charges	—	—	—		(7,079)
Transfers between Sub-Accounts, net	—	—	(704)		(739)
Adjustments to annuity reserves	(42)	(61)	—		(849)

Net annuitization activity	(42)	(61)	(704)		(8,667)

Total increase (decrease) in net assets	28,415	1,155	34,576		13,533
Net assets at beginning of year	59,427	58,272	84,978		71,445

Net assets at end of year	$87,842	$59,427	$119,554		$84,978

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	AL8 Sub-Account[3]		A51 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$—	$759	$(1,199)	$(5,185)
Net realized gains (losses)	—	(20)	23,769	(12,358)
Net change in unrealized appreciation (depreciation)	—	2,891	201,510	103,660

Increase (decrease) from operations	—	3,630	224,080	86,117

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	(29,048)	11,295	(651)
Withdrawals, surrenders, annuitizations and contract charges	—	—	(17,419)	(61,916)

Increase (decrease) from contract owner transactions	—	(29,048)	(6,124)	(62,567)

Annuitization Activity:
Annuitizations	—	—	—	1,799
Annuity payments and contract charges	—	—	(263)	(16,623)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(51)	(102)

Net annuitization activity	—	—	(314)	(14,926)

Total increase (decrease) in net assets	—	(25,418)	217,642	8,624
Net assets at beginning of year	—	25,418	340,038	331,414

Net assets at end of year	$—	$—	$557,680	$340,038

[3]	The prior year activities for AB Real Estate Portfolio (Class A) Sub-Account (AL8) are for the period from January 1, 2019 to April 24, 2019.

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C54 Sub-Account[4]		C55 Sub-Account[4]
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$14,497	$4,652	$12,550	$3,530
Net realized gains (losses)	(53,617)	17,251	(21,265)	17,896
Net change in unrealized appreciation (depreciation)	(20,386)	125,902	(45,366)	144,255

Increase (decrease) from operations	(59,506)	147,805	(54,081)	165,681

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	103,074
Transfers between Sub-Accounts (including the Fixed Account), net	(730,150)	(33,321)	(701,619)	1,161
Withdrawals, surrenders, annuitizations and contract charges	(12,114)	(133,045)	(197,133)	(246,730)

Increase (decrease) from contract owner transactions	(742,264)	(166,366)	(898,752)	(142,495)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(189)	(1,287)	(708)	(5,822)
Transfers between Sub-Accounts, net	—	(1,652)	(70)	(1,368)
Adjustments to annuity reserves	9	(39)	658	(351)

Net annuitization activity	(180)	(2,978)	(120)	(7,541)

Total increase (decrease) in net assets	(801,950)	(21,539)	(952,953)	15,645
Net assets at beginning of year	801,950	823,489	952,953	937,308

Net assets at end of year	$—	$801,950	$—	$952,953

[4]	The activities for this Sub-Account are for the period from January 1, 2020 to April 24, 2020. Refer to Note 1 for details on closed Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C75 Sub-Account		C25 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(40,740)	$15,948	$(13,724)	$(16,579)
Net realized gains (losses)	—	—	150,846	175,904
Net change in unrealized appreciation (depreciation)	—	—	(150,109)	81,068

Increase (decrease) from operations	(40,740)	15,948	(12,987)	240,393

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	11,331	82,045	85,658	73,610
Transfers between Sub-Accounts (including the Fixed Account), net	1,241,095	183,017	6,870	(278)
Withdrawals, surrenders, annuitizations and contract charges	(562,506)	(516,741)	(219,423)	(361,506)

Increase (decrease) from contract owner transactions	689,920	(251,679)	(126,895)	(288,174)

Annuitization Activity:
Annuitizations	2,640	4,166	—	16,897
Annuity payments and contract charges	(43,806)	(9,171)	(5,177)	(8,037)
Transfers between Sub-Accounts, net	(1,632)	(798)	(1,015)	(829)
Adjustments to annuity reserves	8,879	(5,801)	360	361

Net annuitization activity	(33,919)	(11,604)	(5,832)	8,392

Total increase (decrease) in net assets	615,261	(247,335)	(145,714)	(39,389)
Net assets at beginning of year	2,821,796	3,069,131	1,134,187	1,173,576

Net assets at end of year	$3,437,057	$2,821,796	$988,473	$1,134,187

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C49 Sub-Account		C36 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(7,529)	$(8,903)	$1,043	$1,777
Net realized gains (losses)	35,677	57,816	(5,357)	(1,496)
Net change in unrealized appreciation (depreciation)	(37,264)	80,203	3,953	6,296

Increase (decrease) from operations	(9,116)	129,116	(361)	6,577

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	2,377	1,071	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	14,862	326	(12,505)	10
Withdrawals, surrenders, annuitizations and contract charges	(56,774)	(101,249)	(291)	(4,064)

Increase (decrease) from contract owner transactions	(39,535)	(99,852)	(12,796)	(4,054)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,005)	(3,394)	(507)	(2,062)
Transfers between Sub-Accounts, net	(8,408)	(8,685)	—	—
Adjustments to annuity reserves	(5)	(18)	(4)	(58)

Net annuitization activity	(11,418)	(12,097)	(511)	(2,120)

Total increase (decrease) in net assets	(60,069)	17,167	(13,668)	403
Net assets at beginning of year	637,632	620,465	47,837	47,434

Net assets at end of year	$577,563	$637,632	$34,169	$47,837

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C76 Sub-Account		C37 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$10,082	$22,195	$615	$1,709
Net realized gains (losses)	(64,279)	(22,245)	1,804	32,103
Net change in unrealized appreciation (depreciation)	67,528	86,909	15,525	16,171

Increase (decrease) from operations	13,331	86,859	17,944	49,983

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	2,602	7,048	14,694
Transfers between Sub-Accounts (including the Fixed Account), net	(2,477)	2,871	(272)	(1,001)
Withdrawals, surrenders, annuitizations and contract charges	(317,689)	(55,533)	(12,567)	(62,375)

Increase (decrease) from contract owner transactions	(320,166)	(50,060)	(5,791)	(48,682)

Annuitization Activity:
Annuitizations	—	—	—	1,471
Annuity payments and contract charges	(4,844)	(3,266)	(1,568)	(16,662)
Transfers between Sub-Accounts, net	(2,366)	(2,403)	(224)	(214)
Adjustments to annuity reserves	(4)	(1,187)	(47)	(122)

Net annuitization activity	(7,214)	(6,856)	(1,839)	(15,527)

Total increase (decrease) in net assets	(314,049)	29,943	10,314	(14,226)
Net assets at beginning of year	660,360	630,417	224,494	238,720

Net assets at end of year	$346,311	$660,360	$234,808	$224,494

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C58 Sub-Account		C59 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$13	$97	$(12,008)	$(10,155)
Net realized gains (losses)	346	3,285	109,721	91,882
Net change in unrealized appreciation (depreciation)	1,964	4,133	158,167	129,152

Increase (decrease) from operations	2,323	7,515	255,880	210,879

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	8,759
Transfers between Sub-Accounts (including the Fixed Account), net	205	(28)	(6,893)	15,440
Withdrawals, surrenders, annuitizations and contract charges	(205)	(57,057)	(126,772)	(130,174)

Increase (decrease) from contract owner transactions	—	(57,085)	(133,665)	(105,975)

Annuitization Activity:
Annuitizations	—	467	53,914	25,634
Annuity payments and contract charges	(53)	(343)	(13,055)	(6,730)
Transfers between Sub-Accounts, net	—	—	(630)	(358)
Adjustments to annuity reserves	—	(29)	(1,753)	434

Net annuitization activity	(53)	95	38,476	18,980

Total increase (decrease) in net assets	2,270	(49,475)	160,691	123,884
Net assets at beginning of year	29,633	79,108	797,435	673,551

Net assets at end of year	$31,903	$29,633	$958,126	$797,435

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C60 Sub-Account		C66 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(6,827)	$(6,119)	$(5,285)	$(9,506)
Net realized gains (losses)	53,879	67,866	191,267	54,593
Net change in unrealized appreciation (depreciation)	97,104	69,280	(164,146)	135,229

Increase (decrease) from operations	144,156	131,027	21,836	180,316

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	19,524	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	7,332	2,035	(148)	(5,068)
Withdrawals, surrenders, annuitizations and contract charges	(61,620)	(97,771)	(328,601)	(94,438)

Increase (decrease) from contract owner transactions	(34,764)	(95,736)	(328,749)	(99,506)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(2,432)	(2,363)	—	(1,887)
Transfers between Sub-Accounts, net	(2,590)	(2,205)	(2,647)	(3,279)
Adjustments to annuity reserves	(4)	5	24	(145)

Net annuitization activity	(5,026)	(4,563)	(2,623)	(5,311)

Total increase (decrease) in net assets	104,366	30,728	(309,536)	75,499
Net assets at beginning of year	458,018	427,290	721,953	646,454

Net assets at end of year	$562,384	$458,018	$412,417	$721,953

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C68 Sub-Account		C39 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(12,500)	$(12,262)	$(862)	$(1,142)
Net realized gains (losses)	48,195	102,361	6,448	17,690
Net change in unrealized appreciation (depreciation)	107,184	137,604	(2,328)	7,890

Increase (decrease) from operations	142,879	227,703	3,258	24,438

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	6,430	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(8,431)	(78,880)	(9,600)	(4,222)
Withdrawals, surrenders, annuitizations and contract charges	(42,103)	(74,260)	(1,143)	(8,776)

Increase (decrease) from contract owner transactions	(50,534)	(146,710)	(10,743)	(12,998)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(3,347)	(15,778)	(138)	(2,571)
Transfers between Sub-Accounts, net	(1,666)	(1,528)	—	—
Adjustments to annuity reserves	64	619	(21)	208

Net annuitization activity	(4,949)	(16,687)	(159)	(2,363)

Total increase (decrease) in net assets	87,396	64,306	(7,644)	9,077
Net assets at beginning of year	930,192	865,886	140,628	131,551

Net assets at end of year	$1,017,588	$930,192	$132,984	$140,628

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C71 Sub-Account		C72 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(2,332)	$(2,990)	$(1,472)	$(1,320)
Net realized gains (losses)	16,242	45,014	7,817	27,770
Net change in unrealized appreciation (depreciation)	6,360	7,246	53,729	5,442

Increase (decrease) from operations	20,270	49,270	60,074	31,892

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(1,700)	985	(2,899)	(406)
Withdrawals, surrenders, annuitizations and contract charges	(11,726)	(56,037)	(10,706)	(29,771)

Increase (decrease) from contract owner transactions	(13,426)	(55,052)	(13,605)	(30,177)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(169)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	181	—	—

Net annuitization activity	—	12	—	—

Total increase (decrease) in net assets	6,844	(5,770)	46,469	1,715
Net assets at beginning of year	259,823	265,593	92,115	90,400

Net assets at end of year	$266,667	$259,823	$138,584	$92,115

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	151 Sub-Account		C73 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$8,035	$12,203	$10,276	$20,816
Net realized gains (losses)	(8,832)	(10,941)	(44,550)	(15,340)
Net change in unrealized appreciation (depreciation)	19,576	41,623	56,388	72,841

Increase (decrease) from operations	18,779	42,885	22,114	78,317

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	8,990	18,401	—	24,306
Transfers between Sub-Accounts (including the Fixed Account), net	2,278	2,618	5,415	14,118
Withdrawals, surrenders, annuitizations and contract charges	(83,552)	(119,093)	(443,620)	(101,111)

Increase (decrease) from contract owner transactions	(72,284)	(98,074)	(438,205)	(62,687)

Annuitization Activity:
Annuitizations	—	1,334	—	—
Annuity payments and contract charges	(1,466)	(3,108)	(7,969)	(15,949)
Transfers between Sub-Accounts, net	(770)	(630)	(3,376)	(3,371)
Adjustments to annuity reserves	20	(216)	106	1,408

Net annuitization activity	(2,216)	(2,620)	(11,239)	(17,912)

Total increase (decrease) in net assets	(55,721)	(57,809)	(427,330)	(2,282)
Net assets at beginning of year	446,773	504,582	940,770	943,052

Net assets at end of year	$391,052	$446,773	$513,440	$940,770

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	C69 Sub-Account		C70 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$2,826	$4,007	$8,885	$13,156
Net realized gains (losses)	3,286	843	15,171	469
Net change in unrealized appreciation (depreciation)	3,330	10,343	8,486	40,058

Increase (decrease) from operations	9,442	15,193	32,542	53,683

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	532	123,870	1,040
Transfers between Sub-Accounts (including the Fixed Account), net	1,059	2,350	23,459	64,598
Withdrawals, surrenders, annuitizations and contract charges	(40,355)	(40,377)	(243,497)	(102,281)

Increase (decrease) from contract owner transactions	(39,296)	(37,495)	(96,168)	(36,643)

Annuitization Activity:
Annuitizations	—	3,327	—	—
Annuity payments and contract charges	(2,833)	(707)	(8,753)	(34,823)
Transfers between Sub-Accounts, net	(230)	(218)	(13,418)	(13,631)
Adjustments to annuity reserves	2,587	(3,206)	12	(1,199)

Net annuitization activity	(476)	(804)	(22,159)	(49,653)

Total increase (decrease) in net assets	(30,330)	(23,106)	(85,785)	(32,613)
Net assets at beginning of year	270,403	293,509	1,070,161	1,102,774

Net assets at end of year	$240,073	$270,403	$984,376	$1,070,161

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	FD8 Sub-Account		F97 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(288)	$(183)	$2,253	$3,938
Net realized gains (losses)	708	3,271	25,845	49,682
Net change in unrealized appreciation (depreciation)	5,790	1,348	27,845	143,694

Increase (decrease) from operations	6,210	4,436	55,943	197,314

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	55,351	5,027
Transfers between Sub-Accounts (including the Fixed Account), net	—	—	38,113	(1,529)
Withdrawals, surrenders, annuitizations and contract charges	(488)	(372)	(111,052)	(46,176)

Increase (decrease) from contract owner transactions	(488)	(372)	(17,588)	(42,678)

Annuitization Activity:
Annuitizations	—	—	—	6,039
Annuity payments and contract charges	—	—	(3,823)	(5,651)
Transfers between Sub-Accounts, net	—	—	(6,435)	(6,920)
Adjustments to annuity reserves	—	—	5,276	(5,621)

Net annuitization activity	—	—	(4,982)	(12,153)

Total increase (decrease) in net assets	5,722	4,064	33,373	142,483
Net assets at beginning of year	20,124	16,060	941,593	799,110

Net assets at end of year	$25,846	$20,124	$974,966	$941,593

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	F28 Sub-Account		T21 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(5,880)	$(4,886)	$1,125	$(169)
Net realized gains (losses)	65,063	59,869	1,217	1,344
Net change in unrealized appreciation (depreciation)	164,591	58,460	4,466	8,173

Increase (decrease) from operations	223,774	113,443	6,808	9,348

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(35,494)	(12,576)	—	—
Withdrawals, surrenders, annuitizations and contract charges	(23,309)	(36,190)	(93)	(6,897)

Increase (decrease) from contract owner transactions	(58,803)	(48,766)	(93)	(6,897)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(1,744)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	(4)	—	—

Net annuitization activity	—	(1,748)	—	—

Total increase (decrease) in net assets	164,971	62,929	6,715	2,451
Net assets at beginning of year	370,494	307,565	43,773	41,322

Net assets at end of year	$535,465	$370,494	$50,488	$43,773

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	V15 Sub-Account		A39 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(6,389)	$(6,406)	$(334)	$(1,578)
Net realized gains (losses)	109,592	119,398	107,786	65,761
Net change in unrealized appreciation (depreciation)	73,649	22,853	(68,458)	21,176

Increase (decrease) from operations	176,852	135,845	38,994	85,359

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	28,401	347	—
Transfers between Sub-Accounts (including the Fixed Account), net	5,802	(2,855)	1,804	5,280
Withdrawals, surrenders, annuitizations and contract charges	(120,020)	(120,514)	(97,799)	(104,883)

Increase (decrease) from contract owner transactions	(114,218)	(94,968)	(95,648)	(99,603)

Annuitization Activity:
Annuitizations	56,581	2,655	44,528	1,263
Annuity payments and contract charges	(6,863)	(2,513)	(5,165)	(767)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(2,198)	(34)	(1,633)	(75)

Net annuitization activity	47,520	108	37,730	421

Total increase (decrease) in net assets	110,154	40,985	(18,924)	(13,823)
Net assets at beginning of year	468,221	427,236	385,542	399,365

Net assets at end of year	$578,375	$468,221	$366,618	$385,542

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	A21 Sub-Account		M80 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$3,390	$645	$(11,614)	$(10,798)
Net realized gains (losses)	61,368	49,173	167,456	158,573
Net change in unrealized appreciation (depreciation)	(16,834)	58,263	64,108	90,466

Increase (decrease) from operations	47,924	108,081	219,950	238,241

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	38,557	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	497	(14,295)	(24,995)	(5,474)
Withdrawals, surrenders, annuitizations and contract charges	(114,766)	(62,673)	(156,928)	(181,657)

Increase (decrease) from contract owner transactions	(75,712)	(76,968)	(181,923)	(187,131)

Annuitization Activity:
Annuitizations	—	—	58,271	3,097
Annuity payments and contract charges	(1,134)	(8,595)	(7,005)	(348)
Transfers between Sub-Accounts, net	(120)	(118)	(25)	(20)
Adjustments to annuity reserves	60	(190)	(2,096)	(181)

Net annuitization activity	(1,194)	(8,903)	49,145	2,548

Total increase (decrease) in net assets	(28,982)	22,210	87,172	53,658
Net assets at beginning of year	457,137	434,927	821,632	767,974

Net assets at end of year	$428,155	$457,137	$908,804	$821,632

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M31 Sub-Account		MB3 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(26,686)	$(25,809)	$(4,970)	$(3,986)
Net realized gains (losses)	320,989	420,525	47,036	34,395
Net change in unrealized appreciation (depreciation)	230,791	169,669	41,957	88,897

Increase (decrease) from operations	525,094	564,385	84,023	119,306

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	21,844	84,467	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	7,858	(22,595)	7,386	(5,498)
Withdrawals, surrenders, annuitizations and contract charges	(278,374)	(498,593)	(15,598)	(14,322)

Increase (decrease) from contract owner transactions	(248,672)	(436,721)	(8,212)	(19,820)

Annuitization Activity:
Annuitizations	—	22,344	—	—
Annuity payments and contract charges	(5,821)	(34,585)	—	—
Transfers between Sub-Accounts, net	(1,408)	(828)	(2,447)	(2,601)
Adjustments to annuity reserves	635	(109)	(23)	(30)

Net annuitization activity	(6,594)	(13,178)	(2,470)	(2,631)

Total increase (decrease) in net assets	269,828	114,486	73,341	96,855
Net assets at beginning of year	1,823,626	1,709,140	421,657	324,802

Net assets at end of year	$2,093,454	$1,823,626	$494,998	$421,657

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M10 Sub-Account		M42 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(3,806)	$(6,424)	$(4,345)	$(3,710)
Net realized gains (losses)	160,721	54,855	34,618	54,755
Net change in unrealized appreciation (depreciation)	(103,044)	131,014	97,172	36,966

Increase (decrease) from operations	53,871	179,445	127,445	88,011

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	492	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(3,873)	(3,426)	7,585	(1,657)
Withdrawals, surrenders, annuitizations and contract charges	(430,531)	(14,567)	(3,485)	(43,181)

Increase (decrease) from contract owner transactions	(433,912)	(17,993)	4,100	(44,838)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(2,418)	(4,093)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(4)	(2,878)	—	—

Net annuitization activity	(2,422)	(6,971)	—	—

Total increase (decrease) in net assets	(382,463)	154,481	131,545	43,173
Net assets at beginning of year	761,931	607,450	292,568	249,395

Net assets at end of year	$379,468	$761,931	$424,113	$292,568

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	M06 Sub-Account		M33 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$125	$70	$(2,206)	$(2,522)
Net realized gains (losses)	30	204	38,769	114,482
Net change in unrealized appreciation (depreciation)	256	799	10,623	527

Increase (decrease) from operations	411	1,073	47,186	112,487

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	—	77,228	57,378
Transfers between Sub-Accounts (including the Fixed Account), net	—	(7,726)	(252)	(1,991)
Withdrawals, surrenders, annuitizations and contract charges	—	—	(131,271)	(210,717)

Increase (decrease) from contract owner transactions	—	(7,726)	(54,295)	(155,330)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(238)	(3,554)	(124)	(16,206)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(47)	(374)	—	(48)

Net annuitization activity	(285)	(3,928)	(124)	(16,254)

Total increase (decrease) in net assets	126	(10,581)	(7,233)	(59,097)
Net assets at beginning of year	5,477	16,058	358,935	418,032

Net assets at end of year	$5,603	$5,477	$351,702	$358,935

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	R03 Sub-Account		W39 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(2,924)	$(2,657)	$2,072	$(4,052)
Net realized gains (losses)	33,127	55,078	34,639	89,486
Net change in unrealized appreciation (depreciation)	67,963	11,651	(924)	95,560

Increase (decrease) from operations	98,166	64,072	35,787	180,994

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	79,884	37,912	—
Transfers between Sub-Accounts (including the Fixed Account), net	(978)	2,630	(8,925)	(9,384)
Withdrawals, surrenders, annuitizations and contract charges	(2,847)	(134,712)	(474,932)	(34,679)

Increase (decrease) from contract owner transactions	(3,825)	(52,198)	(445,945)	(44,063)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	(2,003)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	(5)

Net annuitization activity	—	—	—	(2,008)

Total increase (decrease) in net assets	94,341	11,874	(410,158)	134,923
Net assets at beginning of year	233,922	222,048	795,102	660,179

Net assets at end of year	$328,263	$233,922	$384,944	$795,102

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	W41 Sub-Account		W42 Sub-Account
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Operations:
Net investment income (loss)	$(4,590)	$(9,052)	$(15,241)	$(16,651)
Net realized gains (losses)	59,835	44,734	(70,778)	212,674
Net change in unrealized appreciation (depreciation)	122,517	133,697	331,984	178,356

Increase (decrease) from operations	177,762	169,379	245,965	374,379

Contract Owner Transactions:
Accumulation Activity:
Purchase payments received	—	6,298	28,906	—
Transfers between Sub-Accounts (including the Fixed Account), net	33,711	(297)	(39,890)	(15,706)
Withdrawals, surrenders, annuitizations and contract charges	(33,901)	(90,623)	(539,301)	(111,751)

Increase (decrease) from contract owner transactions	(190)	(84,622)	(550,285)	(127,457)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(4,056)	(3,882)	(287)	(4,839)
Transfers between Sub-Accounts, net	—	—	(729)	(853)
Adjustments to annuity reserves	244	166	—	480

Net annuitization activity	(3,812)	(3,716)	(1,016)	(5,212)

Total increase (decrease) in net assets	173,760	81,041	(305,336)	241,710
Net assets at beginning of year	731,577	650,536	1,557,781	1,316,071

Net assets at end of year	$905,337	$731,577	$1,252,445	$1,557,781

The accompanying notes are an integral part of these financial statements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2020

1. BUSINESS AND ORGANIZATION

Keyport Benefit Life (“KBL”) Variable Account A (the “Variable Account”) is a separate account of Delaware Life Insurance Company of New York (the “Sponsor”), and was established as a funding vehicle for the variable portion of New York Keyport Advisor contracts, New York Keyport Advisor Vista contracts, New York Keyport Vista contracts, New York Keyport Charter contracts, New York Keyport Advisor Charter contracts, New York Keyport Optima contracts, New York Keyport Advisor Optima contracts, New York Keyport Latitude contracts and certain other group and individual variable annuity contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in investments of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

There were no Sub-Accounts held by the contract owners of the Variable Account that had name changes or commenced during the current year.

The following Sub-Accounts were liquidated and merged with an existing Sub-Account during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
C54	C75	April 24, 2020
C55	C75	April 24, 2020

There were no commencements of Sub-Accounts held by the contract owners of the Variable Account commenced within the past five years.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2020. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Sponsor’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of reserve for variable annuities. Actual results could vary from the amounts derived from Sponsor management’s estimates.

Subsequent events

The Sponsor’s management has evaluated events subsequent to December 31, 2020 noting that, other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

3. FAIR VALUE MEASUREMENTS (CONTINUED)

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three-level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2020, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2020. There were no transfers between levels during the year ended December 31, 2020.

4. RELATED-PARTY TRANSACTIONS

Security Investors, LLC, one of the companies in the investment management businesses of Guggenheim Partners LLC and a related-party of the Sponsor, is the investment advisor to certain Rydex funds and charges a management fee at an annual rate 0.75% of the Rydex funds’ average daily net assets.

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statements of Operations. As of December 31, 2020, the deduction is at an effective annual rate of 1.25% of average separate account assets.

Distribution charges

A daily deduction from the Variable Account is made for distribution costs incurred by the Sponsor at an effective annual rate of 0.15% of contract value for New York Keyport Advisor Variable Annuity, New York Keyport Advisor Charter Variable Annuity, New York Keyport Advisor Optima Variable Annuity, New York Keyport Charter Variable Annuity, New York Keyport Optima Variable Annuity, New York Keyport Latitude Variable Annuity, New York Keyport Advisor Vista and New York Keyport Vista Variable Annuity. These charges are reflected in the Statements of Operations as a component of “Distribution and administrative expense charges”. There are no distribution charge deductions from the Variable Account for New York Keyport Advisor Variable Annuity contracts during the annuity period.

Administrative expense charges

Each year on the account anniversary date, an account administration fee of $36 is deducted from the contract owner’s account in the case of New York Keyport Advisor, New York Keyport Advisor Charter, New York Keyport Advisor Optima, New York Keyport Charter, New York Keyport Optima and New York Keyport Latitude to reimburse the Sponsor for certain administrative expenses. These charges are reflected in the Statements of Operations as a component of “Distribution and administrative expense charges”.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

5. CONTRACT CHARGES (CONTINUED)

Surrender charges

The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) is deducted based on a graded table of charges for New York Keyport Advisor, New York Keyport Advisor Charter, New York Keyport Advisor Optima, New York Keyport Charter, New York Keyport Optima and New York Keyport Latitude if the contract holder requests a full withdrawal prior to reaching the pay-out phase. The surrender charge is deducted from the Sub-Account and the Fixed Account in the same manner as the amount withdrawn. These charges are reflected in the Statements of Changes in Net Assets as a component of “Withdrawals, surrenders, annuitizations and contract charges”.

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction from the certificate value upon full surrender (including surrender for the death benefit) or annuitization. The certificate value is the sum of the variable account value and the fixed account value under the policyholder’s certificates.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option. Determined at issue, annuity reserves are calculated using the Annuity 2000 Table or 2012 Individual Annuitant Mortality Table and an assumed interest rate of 3.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 5.0%. The mortality tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2020 were as follows:

	Purchases	Sales
A70	$66,566	$68,252
AG9	6,161	40,302
A71	164,334	614,445
AL4	6,654	16,543
AC5	55,655	31,345
AM2	19,418	2,209
A51	52,598	28,934
C54	199,793	745,734
C55	389,275	1,093,036
C75	2,015,725	1,411,869
C25	179,784	326,687
C49	21,943	80,453
C36	1,543	13,806
C76	20,709	338,003
C37	18,714	23,270
C58	2,242	1,943
C59	51,797	157,343
C60	33,136	79,749
C66	26,484	363,471
C68	8,758	76,920
C39	5,136	13,147
C71	16,804	23,122
C72	2,125	15,302
151	24,915	92,088
C73	28,984	468,258
C69	10,930	49,841
C70	238,737	345,122
FD8	301	786
F97	164,920	150,279
F28	24,522	64,688
T21	2,767	668
V15	106,248	141,393
A39	130,318	108,769
A21	112,158	177,768
M80	116,168	202,982
M31	192,447	352,057
MB3	53,450	27,546
M10	24,845	454,728
M42	45,095	12,179
M06	209	1,648
M33	190,713	233,516
R03	31,687	7,524
W39	83,897	514,705
W41	125,172	51,260
W42	179,300	630,074

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2020 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	3,887	4,529	(642)
AG9	45	1,288	(1,243)
A71	5,956	23,920	(17,964)
AL4	117	1,004	(887)
AC5	3,990	2,185	1,805
AM2	539	57	482
A51	541	591	(50)
C54	183	12,451	(12,268)
C55	3,034	18,225	(15,191)
C75	214,709	146,989	67,720
C25	20,352	28,232	(7,880)
C49	1,810	5,017	(3,207)
C36	22	1,220	(1,198)
C76	465	26,830	(26,365)
C37	1,227	1,743	(516)
C58	156	148	8
C59	1,821	4,758	(2,937)
C60	1,379	2,714	(1,335)
C66	2,033	19,458	(17,425)
C68	520	2,767	(2,247)
C39	20	443	(423)
C71	256	526	(270)
C72	3	96	(93)
151	351	2,525	(2,174)
C73	417	13,839	(13,422)
C69	348	4,118	(3,770)
C70	19,412	30,347	(10,935)
FD8	—	15	(15)
F97	5,484	6,204	(720)
F28	1	1,716	(1,715)
T21	—	4	(4)
V15	2,707	5,009	(2,302)
A39	2,405	5,192	(2,787)
A21	7,643	10,955	(3,312)
M80	1,052	3,395	(2,343)
M31	1,837	5,797	(3,960)
MB3	635	1,255	(620)
M10	624	18,979	(18,355)
M42	396	292	104
M06	—	72	(72)
M33	8,566	9,844	(1,278)
R03	9	312	(303)
W39	2,870	17,814	(14,944)
W41	844	997	(153)
W42	1,891	13,003	(11,112)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2019 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
A70	24	8,039	(8,015)
AG9	5,662	9,563	(3,901)
A71	1,194	3,409	(2,215)
AL4	640	1,878	(1,238)
AC5	—	192	(192)
AM2	1,171	1,398	(227)
AL8	—	555	(555)
A51	123	2,451	(2,328)
C54	123	2,907	(2,784)
C55	3,257	6,112	(2,855)
C75	158,578	186,044	(27,466)
C25	10,796	27,352	(16,556)
C49	309	7,078	(6,769)
C36	1,117	1,632	(515)
C76	2,283	7,126	(4,843)
C37	2,695	8,460	(5,765)
C58	64	5,707	(5,643)
C59	4,277	8,384	(4,107)
C60	321	4,771	(4,450)
C66	285	6,388	(6,103)
C68	3,219	10,958	(7,739)
C39	646	1,032	(386)
C71	343	1,782	(1,439)
C72	2	311	(309)
151	1,102	3,986	(2,884)
C73	3,064	5,702	(2,638)
C69	636	3,853	(3,217)
C70	11,480	20,944	(9,464)
FD8	—	15	(15)
F97	1,765	3,996	(2,231)
F28	160	2,153	(1,993)
T21	—	336	(336)
V15	3,554	8,049	(4,495)
A39	483	6,324	(5,841)
A21	1,098	5,172	(4,074)
M80	76	4,377	(4,301)
M31	4,435	13,790	(9,355)
MB3	665	2,098	(1,433)
M10	104	1,926	(1,822)
M42	15	2,015	(2,000)
M06	831	1,281	(450)
M33	3,304	7,858	(4,554)
R03	11,751	16,395	(4,644)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
W39	153	1,832	(1,679)
W41	315	2,547	(2,232)
W42	453	3,419	(2,966)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying mutual funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
				Investment
			Net	Income	Expense Ratio
	Units	Unit Value[4]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
A70
2020	13,203	$18.5005	$244,266	0.44%	1.39%	37.16%
2019	13,845	13.9093 to 13.4885	186,760	0.16	1.24 to 1.39	28.18 to 27.99
2018	21,860	10.8513 to 10.5387	230,390	—	1.24 to 1.39	(11.10) to (11.23)
2017	25,310	12.2062 to 11.8725	301,286	0.27	1.24 to 1.39	34.62 to 34.42
2016	29,942	9.0670 to 8.8323	264,678	—	1.24 to 1.39	(2.10) to (2.24)
AG9
2020	2,679	36.8477	98,704	1.31	1.39	1.30
2019	3,922	36.3753	142,655	1.13	1.39	22.20
2018	7,823	29.7663	232,803	0.99	1.39	(6.92)
2017	8,736	31.9788	279,308	1.46	1.39	17.29
2016	9,472	27.2652	258,234	1.01	1.39	9.76
A71
2020	20,825	27.9324	581,684	1.20	1.39	1.05
2019	38,789	27.6411 to 26.6197	1,072,183	1.03	1.39	21.90
2018	41,004	22.6745 to 21.8365	929,877	0.75	1.39	(7.15)
2017	44,454	24.4212 to 22.9556	1,084,688	1.22	1.39	16.96 to 17.95
2016	56,271	20.8792 to 19.4622	1,170,926	0.80	1.39	9.54
AL4
2020	10,054	15.1209 to 14.8364	149,156	3.35	1.24 to 1.39	4.65 to 4.49
2019	10,941	14.4497 to 14.1991	155,362	2.91	1.24 to 1.39	6.87 to 6.71
2018	12,179	13.5210 to 13.3064	162,083	1.27	1.24 to 1.39	(1.95) to (2.10)
2017	13,988	13.7898 to 13.5914	190,669	3.23	1.24 to 1.39	2.24 to 2.09
2016	15,546	13.4874 to 13.3132	207,119	3.11	1.24 to 1.39	3.42 to 3.26
AC5
2020	6,183	14.6436 to 14.3681	87,842	3.27	1.24 to 1.39	4.34 to 4.18
2019	4,378	14.0349 to 13.7915	59,427	2.66	1.24 to 1.39	6.66 to 6.50
2018	4,570	13.1582 to 12.9493	58,272	0.97	1.24 to 1.39	(2.24) to (2.39)
2017	4,765	13.4598 to 13.2661	62,753	3.02	1.24 to 1.39	2.00 to 1.85
2016	5,201	13.1952 to 13.0248	67,752	2.75	1.24 to 1.39	3.07 to 2.92
AM2
2020	5,251	23.4745 to 22.7635	119,554	1.10	1.24 to 1.39	28.00 to 27.81
2019	4,769	18.3396 to 17.8108	84,978	0.28	1.24 to 1.39	25.66 to 25.47
2018	4,996	14.5944 to 14.1948	71,445	0.40	1.24 to 1.39	(18.62) to (18.75)
2017	6,751	17.9343 to 17.4696	118,005	0.89	1.24 to 1.39	32.98 to 32.78
2016	12,945	13.4866 to 13.1567	169,308	—	1.24 to 1.39	(8.22) to (8.35)
AL8[5]
2018	555	45.8272	25,418	1.99	1.39	(5.46)
2017	635	48.4753	30,767	1.72	1.39	5.07
2016	702	46.1373	32,371	1.55	1.39	6.28

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment
			Net	Income	Expense Ratio
	Units	Unit Value[4]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
A51
2020	9,722	$59.0701 to $57.3712	$557,680	1.11%	1.24% to 1.39%	65.09% to 64.84%
2019	9,772	35.7813 to 34.8044	340,038	—	1.24 to 1.39	27.74 to 27.55
2018	12,100	28.0107 to 27.2867	331,414	—	1.24 to 1.39	0.18 to 0.03
2017	13,309	27.9612 to 27.2795	363,409	—	1.24 to 1.39	27.15 to 26.96
2016	14,187	21.9909 to 21.4868	307,302	—	1.24 to 1.39	4.93 to 4.77
C54[6]
2019	12,268	68.8556 to 65.3306	801,950	1.95	1.24 to 1.39	19.64 to 19.46
2018	15,052	57.5520 to 21.5745	823,489	1.41	1.24 to 1.39	(5.71) to (5.85)
2017	17,740	61.0368 to 22.9153	1,028,884	1.58	1.24 to 1.39	14.20 to 14.03
2016	21,275	53.4474 to 20.0959	1,082,153	2.30	1.24 to 1.39	4.06 to 3.90
C55[7]
2019	15,191	66.1081 to 24.7448	952,953	1.76	1.24 to 1.39	19.38 to 19.20
2018	18,046	55.3781 to 20.7595	937,308	1.24	1.24 to 1.39	(5.98) to (6.12)
2017	20,788	58.9025 to 22.1140	1,151,608	1.41	1.24 to 1.39	13.95 to 13.78
2016	24,625	51.6918 to 19.4358	1,198,056	1.91	1.24 to 1.39	3.76 to 3.61
C75
2020	367,461	9.4744 to 9.3660	3,437,057	0.25	1.24 to 1.39	(0.93) to (1.08)
2019	299,741	9.5637 to 9.4685	2,821,796	1.91	1.24 to 1.39	0.64 to 0.48
2018	327,207	9.5033 to 9.4228	3,069,131	1.47	1.24 to 1.39	0.26 to 0.11
2017	412,416	9.4791 to 9.4129	3,870,051	0.40	1.24 to 1.39	(0.81) to (0.96)
2016	515,882	9.5568 to 9.5043	4,899,641	0.01	1.24 to 1.39	(1.22) to (1.37)
C25
2020	54,321	18.4444 to 18.1791	988,473	—	1.24 to 1.39	(0.10) to (0.25)
2019	62,201	18.4633 to 18.2251	1,134,187	—	1.24 to 1.39	22.54 to 22.35
2018	78,757	15.0675 to 14.8954	1,173,576	—	1.24 to 1.39	(6.90) to (7.04)
2017	95,242	16.1844 to 16.0236	1,527,429	—	1.24 to 1.39	12.97 to 12.80
2016	112,684	14.3262 to 14.2051	1,600,900	—	1.24 to 1.39	12.27 to 12.10
C49
2020	32,490	18.0078 to 17.7488	577,563	—	1.24 to 1.39	(0.35) to (0.50)
2019	35,697	18.0706 to 17.8374	637,632	—	1.24 to 1.39	22.23 to 22.05
2018	42,466	14.7841 to 14.6151	620,465	—	1.24 to 1.39	(7.17) to (7.31)
2017	46,012	15.9263 to 15.7680	726,371	—	1.24 to 1.39	12.72 to 12.55
2016	49,272	14.1292 to 14.0097	690,750	—	1.24 to 1.39	12.01 to 11.84
C36
2020	2,600	13.1770	34,169	4.31	1.39	4.43
2019	3,798	12.6179	47,837	5.14	1.39	14.86
2018	4,313	11.0793 to 10.9855	47,434	5.09	1.39 to 1.39	(4.95) to (5.09)
2017	5,095	11.6560 to 11.5747	59,032	6.41	1.24 to 1.39	5.25 to 5.09
2016	6,125	10.5547 to 11.0140	67,500	11.08	1.24 to 1.39	4.42 to 9.40

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
				Investment
			Net	Income	Expense Ratio
	Units	Unit Value[4]	Assets	Ratio[1]	lowest to highest[2]	Total Return[3]
C76
2020	26,681	$13.1156 to $12.9656	$346,311	4.18%	1.24% to 1.39%	4.37% to 4.21%
2019	53,046	12.5667 to 12.4417	660,360	4.85	1.24 to 1.39	14.69 to 14.52
2018	57,889	10.9568 to 10.8641	630,417	5.37	1.24 to 1.39	(5.09) to (5.24)
2017	79,787	11.5450 to 11.4645	916,296	5.96	1.24 to 1.39	4.89 to 4.73
2016	80,382	11.0068 to 10.9463	881,174	10.54	1.24 to 1.39	9.44 to 9.27
C37
2020	17,716	13.4464 to 13.2529	234,808	1.69	1.24 to 1.39	7.77 to 7.61
2019	18,232	12.4772 to 12.3161	224,494	2.11	1.24 to 1.39	23.93 to 23.74
2018	23,997	10.0683 to 9.9532	238,720	2.86	1.24 to 1.39	(17.67) to (17.79)
2017	29,008	12.2288 to 12.1072	352,271	2.09	1.24 to 1.39	25.96 to 25.77
2016	34,691	9.7088 to 9.6267	337,719	1.60	1.24 to 1.39	(7.16) to (7.30)
C58
2020	2,469	13.1166 to 12.9279	31,903	1.44	1.24 to 1.39	7.48 to 7.32
2019	2,461	12.2038 to 12.0462	29,633	1.73	1.24 to 1.39	23.60 to 23.42
2018	8,104	9.8732 to 9.7604	79,108	2.51	1.24 to 1.39	(17.85) to (17.97)
2017	7,842	12.0178 to 11.8984	93,337	1.88	1.24 to 1.39	25.62 to 25.43
2016	8,474	9.5670 to 9.4861	80,402	1.41	1.24 to 1.39	(7.43) to (7.57)
C59
2020	28,017	34.7186 to 34.2193	958,126	—	1.24 to 1.39	33.07 to 32.87
2019	30,954	26.0905 to 25.7539	797,435	—	1.24 to 1.39	34.23 to 34.02
2018	35,061	19.4379 to 19.2158	673,551	—	1.24 to 1.39	(5.13) to (5.27)
2017	38,153	20.4889 to 20.2854	773,605	—	1.24 to 1.39	26.56 to 26.37
2016	47,685	16.1891 to 16.0522	765,077	—	1.24 to 1.39	(0.01) to (0.16)
C60
2020	16,820	33.9018 to 33.4143	562,384	—	1.24 to 1.39	32.75 to 32.55
2019	18,155	25.5382 to 25.2087	458,018	—	1.24 to 1.39	33.86 to 33.66
2018	22,605	19.0780 to 18.8601	427,290	—	1.24 to 1.39	(5.33) to (5.47)
2017	32,730	20.1512 to 19.9511	653,333	—	1.24 to 1.39	26.27 to 26.08
2016	32,783	15.9592 to 15.8242	518,998	—	1.24 to 1.39	(0.22) to (0.37)
C66
2020	20,345	20.5611 to 20.2654	412,417	—	1.24 to 1.39	6.15 to 5.99
2019	37,770	19.3695 to 19.1196	721,953	—	1.24 to 1.39	30.00 to 29.81
2018	43,873	14.8994 to 14.7292	646,454	—	1.24 to 1.39	(14.37) to (14.50)
2017	46,347	17.3994 to 17.2266	798,328	—	1.24 to 1.39	12.15 to 11.98
2016	48,265	15.5148 to 15.3836	742,524	—	1.24 to 1.39	12.74 to 12.57
C68
2020	36,501	28.2604 to 27.8540	1,017,588	—	1.24 to 1.39	16.29 to 16.11
2019	38,748	24.3019 to 23.9884	930,192	—	1.24 to 1.39	29.18 to 28.98
2018	46,487	18.8129 to 18.5980	865,886	—	1.24 to 1.39	(6.13) to (6.27)
2017	53,332	20.0415 to 19.8424	1,059,115	—	1.24 to 1.39	19.72 to 19.54
2016	64,956	16.7400 to 16.5984	1,073,186	—	1.24 to 1.39	9.94 to 9.77

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
C39
2020	3,016	$44.2523	$132,984	0.60%	1.39%	7.29%
2019	3,439	41.2450	140,628	0.55	1.39	19.66
2018	3,825	34.4676	131,551	0.41	1.39	(19.15)
2017	4,093	42.6304	174,154	0.50	1.39	12.74
2016	5,956	37.8142	224,948	0.63	1.39	31.21
C71
2020	6,237	42.7570	266,667	0.33	1.39	7.09
2019	6,507	41.1766 to 39.9266	259,823	0.26	1.24 to 1.39	19.49 to 19.31
2018	7,946	34.4598 to 33.4637	265,593	0.17	1.24 to 1.39	(19.18) to (19.31)
2017	7,914	42.6395 to 41.4694	328,032	0.32	1.24 to 1.39	12.58 to 12.41
2016	8,200	37.8746 to 36.8903	302,433	0.39	1.24 to 1.39	31.10 to 30.91
C72
2020	764	181.4712	138,584	—	1.39	68.76
2019	857	107.5332	92,115	—	1.39	38.75
2018	1,166	77.4993 to 26.6775	90,400	—	1.39	(3.12)
2017	1,963	79.9925 to 27.5357	154,831	—	1.39	27.47
2016	2,074	62.7548 to 21.6020	127,598	—	1.39	11.19
151
2020	10,581	38.4472 to 26.4918	391,052	3.39	1.24 to 1.39	5.50 to 5.34
2019	12,755	36.4442 to 25.1493	446,773	3.81	1.24 to 1.39	9.01 to 8.85
2018	15,639	33.4306 to 23.1042	504,582	3.47	1.24 to 1.39	(1.62) to (1.77)
2017	18,274	33.9826 to 23.5211	598,550	3.02	1.24 to 1.39	5.05 to 4.90
2016	20,888	32.3484 to 22.4234	653,237	11.30	1.24 to 1.39	7.81 to 7.65
C73
2020	14,470	36.7301 to 35.4388	513,440	3.18	1.24 to 1.39	5.30 to 5.15
2019	27,892	34.8798 to 33.7040	940,770	3.61	1.24 to 1.39	8.86 to 8.70
2018	30,530	32.0413 to 22.1441	943,052	3.23	1.24 to 1.39	(1.87) to (2.02)
2017	35,886	32.6529 to 22.6008	1,118,745	2.77	1.24 to 1.39	4.59 to 4.44
2016	41,586	31.2186 to 21.6403	1,219,606	10.40	1.24 to 1.39	7.70 to 7.54
C69
2020	21,301	11.6339 to 11.4666	240,073	2.48	1.24 to 1.39	3.79 to 3.63
2019	25,071	11.2091 to 11.0645	270,403	2.73	1.24 to 1.39	5.42 to 5.26
2018	28,288	10.6330 to 10.5115	293,509	2.95	1.24 to 1.39	0.59 to 0.44
2017	35,961	10.5705 to 10.4655	374,490	2.87	1.24 to 1.39	2.07 to 1.92
2016	39,474	10.3559 to 10.2683	405,416	2.82	1.24 to 1.39	1.44 to 1.29
C70
2020	88,038	11.3544 to 11.1911	984,376	2.30	1.24 to 1.39	3.55 to 3.40
2019	98,973	10.9649 to 10.8234	1,070,161	2.58	1.24 to 1.39	5.18 to 5.03
2018	108,437	10.4244 to 10.3052	1,102,774	2.44	1.24 to 1.39	0.34 to 0.19
2017	174,124	10.3894 to 10.2861	1,782,412	2.72	1.24 to 1.39	1.72 to 1.57
2016	180,638	10.2133 to 10.1269	1,828,385	2.49	1.24 to 1.39	1.19 to 1.04
FD8
2020	648	39.9043	25,846	0.04	1.39	31.50
2019	663	30.3464	20,124	0.39	1.39	28.03
2018	678	23.7027	16,060	0.34	1.39	(6.49)
2017	838	25.3465	21,234	0.58	1.39	21.80
2016	1,161	20.8097	24,164	0.72	1.39	1.24

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
F97
2020	37,466	$26.8037 to $25.9919	$974,966	1.64%	1.24% to 1.39%	5.12% to 4.97%
2019	38,186	25.4972 to 24.7621	941,593	1.82	1.24 to 1.39	25.54 to 25.35
2018	40,417	20.3101 to 19.7541	799,110	1.99	1.24 to 1.39	(9.67) to (9.81)
2017	45,989	22.4848 to 21.9022	1,009,657	1.48	1.24 to 1.39	11.26 to 11.10
2016	53,351	20.2084 to 19.7141	1,053,596	1.95	1.24 to 1.39	16.26 to 16.08
F28
2020	11,594	47.6271 to 46.1851	535,465	—	1.24 to 1.39	66.15 to 65.90
2019	13,309	28.6647 to 27.8385	370,494	—	1.24 to 1.39	38.76 to 38.55
2018	15,302	20.6575 to 20.0921	307,565	0.09	1.24 to 1.39	10.82 to 10.65
2017	17,678	18.6408 to 18.1579	320,964	0.11	1.24 to 1.39	32.53 to 32.33
2016	19,999	14.0657 to 13.7217	274,562	0.05	1.24 to 1.39	(1.17) to (1.32)
T21
2020	1,870	26.9969	50,488	4.12	1.39	15.56
2019	1,874	23.3615	43,773	0.97	1.39	24.95
2018	2,210	18.6971	41,322	0.86	1.39	(16.96)
2017	2,228	22.5172	50,161	0.92	1.39	38.48
2016	3,757	16.2607	61,097	0.81	1.39	15.82
V15
2020	17,220	34.1317 to 33.6910	578,375	0.07	1.24 to 1.39	40.59 to 40.38
2019	19,522	24.2766 to 23.9991	468,221	—	1.24 to 1.39	35.07 to 34.87
2018	24,017	17.9734 to 17.7946	427,236	—	1.24 to 1.39	(4.82) to (4.96)
2017	25,071	18.8836 to 18.7238	469,219	0.08	1.24 to 1.39	25.78 to 25.59
2016	26,039	15.0137 to 14.9089	388,074	—	1.24 to 1.39	1.01 to 0.86
A39
2020	15,627	24.0332 to 23.5106	366,618	1.29	1.24 to 1.39	12.44 to 12.27
2019	18,414	21.3737 to 20.9404	385,542	0.95	1.24 to 1.39	27.37 to 27.18
2018	24,255	16.7803 to 16.4647	399,365	0.84	1.24 to 1.39	(10.52) to (10.65)
2017	28,402	18.7530 to 18.4280	523,401	1.05	1.24 to 1.39	11.78 to 11.62
2016	28,888	16.7763 to 16.5101	476,949	0.74	1.24 to 1.39	8.90 to 8.74
A21
2020	16,320	19.6959 to 26.2336	428,155	2.25	1.24 to 1.39	12.59 to 12.42
2019	19,632	17.4942 to 23.3361	457,137	1.53	1.24 to 1.39	26.99 to 26.80
2018	23,706	13.7763 to 18.4043	434,927	2.07	1.24 to 1.39	(16.03) to (16.16)
2017	25,772	16.4064 to 21.9509	559,987	1.41	1.24 to 1.39	21.49 to 21.31
2016	28,866	13.5044 to 18.0950	519,069	1.29	1.24 to 1.39	(1.68) to (1.83)
M80
2020	13,591	69.3503 to 66.8901	908,804	—	1.24 to 1.39	29.91 to 29.72
2019	15,934	53.3834 to 51.5669	821,632	—	1.24 to 1.39	36.08 to 35.88
2018	20,235	39.2296 to 37.9515	767,974	—	1.24 to 1.39	1.14 to 0.99
2017	24,016	38.7871 to 37.5799	902,522	—	1.24 to 1.39	29.47 to 29.28
2016	27,468	29.9577 to 29.0686	798,449	—	1.24 to 1.39	0.92 to 0.77
M31
2020	29,792	72.7901 to 52.6952	2,093,454	—	1.24 to 1.39	30.23 to 30.03
2019	33,752	55.8948 to 40.5248	1,823,626	—	1.24 to 1.39	36.45 to 36.24
2018	43,107	40.9648 to 29.7448	1,709,140	0.09	1.24 to 1.39	1.40 to 1.24
2017	54,128	40.4010 to 29.3796	2,120,655	0.10	1.24 to 1.39	29.79 to 29.60
2016	59,180	31.1282 to 22.6701	1,785,004	0.05	1.24 to 1.39	1.18 to 1.03

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
MB3
2020	23,447	$21.2999 to $21.1168	$494,998	0.22%	1.24% to 1.39%	20.69% to 20.51%
2019	24,067	17.6488 to 17.5233	421,657	0.34	1.24 to 1.39	37.86 to 37.66
2018	25,500	12.8017 to 12.7297	324,802	0.34	1.24 to 1.39	(0.67) to (0.82)
2017	26,323	12.8882 to 12.8351	337,816	0.41	1.24 to 1.39	26.53 to 26.34
2016	29,506	10.1862 to 10.1594	299,792	0.39	1.24 to 1.39	4.54 to 4.38
M10
2020	14,663	26.6342 to 25.8276	379,468	0.38	1.24 to 1.39	12.20 to 12.03
2019	33,018	23.7392 to 23.0548	761,931	0.49	1.24 to 1.39	29.63 to 29.43
2018	34,840	18.3133 to 17.8119	607,450	0.44	1.24 to 1.39	(6.88) to (7.02)
2017	40,609	19.6657 to 19.1562	764,167	0.53	1.24 to 1.39	21.52 to 21.33
2016	44,436	16.1837 to 15.7880	687,422	0.50	1.24 to 1.39	6.98 to 6.82
M42
2020	10,759	39.4212	424,113	—	1.39	43.57
2019	10,655	27.4579	292,568	—	1.39	39.32
2018	12,655	19.7079	249,395	—	1.39	(3.08)
2017	15,828	20.3347	321,861	—	1.39	24.59
2016	18,119	16.3209	295,731	—	1.39	7.30
M06
2020	271	23.0028	5,603	3.47	1.39	6.97
2019	343	21.5047	5,477	2.01	1.39	8.68
2018	793	19.7863	16,058	2.93	1.39	(2.46)
2017	1,531	20.2853	31,431	3.17	1.39	3.02
2016	1,965	19.6910	39,144	3.13	1.39	2.79
M33
2020	7,360	47.7825 to 35.9529	351,702	0.74	1.39 to 1.39	14.98 to 14.98
2019	8,638	43.0214 to 31.2691	358,935	0.79	1.24 to 1.39	31.31 to 31.11
2018	13,192	32.7638 to 23.8492	418,032	0.65	1.24 to 1.39	(5.56) to (5.70)
2017	17,208	34.6909 to 25.2901	578,856	1.35	1.24 to 1.39	21.85 to 21.67
2016	18,924	28.4698 to 20.7858	523,432	0.79	1.24 to 1.39	7.39 to 7.23
R03
2020	16,209	20.2517	328,263	0.29	1.39	42.95
2019	16,512	14.1666	233,922	0.13	1.39	34.97
2018	21,156	10.4959	222,048	—	1.39	(3.17)
2017	27,411	10.8398	297,135	—	1.39	29.32
2016	30,013	8.3824	251,580	—	1.39	4.52
W40[8]
2016	—	17.4837 to 17.0816	—	0.74	1.24 to 1.39	(0.81) to (0.86)
W39
2020	11,239	35.3000 to 34.2476	384,944	1.96	1.24 to 1.39	12.95 to 12.78
2019	26,183	31.2527 to 30.3666	795,102	0.83	1.24 to 1.39	28.39 to 28.20
2018	27,862	24.3423 to 23.6875	660,179	1.99	1.24 to 1.39	(18.72) to (18.84)
2017	29,884	29.9490 to 29.1874	872,224	1.20	1.24 to 1.39	31.28 to 31.08
2016	33,025	22.8133 to 22.2663	735,206	1.05	1.24 to 1.39	(2.62) to (2.77)

KBL VARIABLE ACCOUNT A

(A Separate Account of Delaware Life Insurance Company of New York)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
W41
2020	16,862	$ 55.2139 to $ 53.5679	$905,337	0.76%	1.24% to 1.39%	25.09% to 24.90%
2019	17,015	44.1403 to 42.8887	731,577	0.07	1.24 to 1.39	27.71 to 27.52
2018	19,247	34.5640 to 33.6342	650,536	0.16	1.24 to 1.39	(13.50) to (13.63)
2017	22,415	39.9580 to 38.9417	875,022	0.17	1.24 to 1.39	25.11 to 24.93
2016	25,934	31.9375 to 31.1717	809,210	0.15	1.24 to 1.39	11.96 to 11.79
W42
2020	21,213	60.8531 to 59.0389	1,252,445	—	1.24 to 1.39	22.69 to 22.51
2019	32,325	49.5980 to 48.1915	1,557,781	0.26	1.24 to 1.39	29.49 to 29.29
2018	35,291	38.3039 to 37.2735	1,316,071	0.09	1.24 to 1.39	(2.68) to (2.83)
2017	43,201	39.3603 to 38.3591	1,657,061	—	1.24 to 1.39	18.11 to 17.94
2016	47,317	33.3248 to 32.5256	1,536,319	—	1.24 to 1.39	12.29 to 12.12

[1]

Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, which are net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the Sub-Accounts invest.

[2]

Ratio represents the contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution and administrative expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying mutual fund are excluded.

[3]

Ratio represents the total return for the year indicated, including changes in the value of the underlying mutual fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period using the unit value of the beginning period that corresponds to the lowest or highest ending period unit value disclosed. The total returns are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts.

[4]

The unit values are presented as a range of maximum to minimum values based on the product grouping representing the corresponding lowest to highest expense ratio amounts. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date. Unit values of product pricing levels with zero units during the period are excluded when determining the range.

[5]	Sub-Account AL8 merged into Sub-Account C75 on April 24, 2019.
[6]	Sub-Account C54 merged into Sub-Account C75 on April 24, 2020.
[7]	Sub-Account C55 merged into Sub-Account C75 on April 24, 2020.
[8]	Wanger International Select Fund Sub-Account (W40) merged into Sub-Account C75 on May 1, 2016.

Delaware Life Insurance Company of New York

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2020 and 2019 and for the Years Ended

December 31, 2020, 2019 and 2018

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company of New York

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company of New York, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for each of the three years in the period ended December 31, 2020.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us 1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

April 28, 2021

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2020 AND 2019 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2020	2019
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$953,620	$1,008,367
Preferred stocks	16,177	16,458
Common stocks	4,340	4,756
Mortgage loans on real estate	45,742	49,629
Cash, cash equivalents and short-term investments	128,871	43,013
Contract loans	6,802	5,853
Other invested assets	2,795	2,638
Receivable for securities	1	5,006
Investment income due and accrued	8,760	9,246
Deferred premiums	31	33
Amounts recoverable from reinsurers	1,036	2,116
Other amounts receivable under reinsurance contracts	239	11
Net deferred tax asset	25,432	30,018
Receivable from parent, subsidiaries and affiliates	897	—
Other assets	991	1,005

Total general account assets	1,195,734	1,178,149
SEPARATE ACCOUNT ASSETS	1,048,129	1,072,780

TOTAL ADMITTED ASSETS	$2,243,863	$2,250,929

LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$531,794	$579,607
Liability for deposit-type contracts	19,746	17,052
Contract claims	1,269	1,732
Other amounts payable on reinsurance	3,814	2,543
Interest maintenance reserve	24,473	21,808
Commissions to agents due or accrued	340	352
General expenses due or accrued	2,232	2,048
Transfers from Separate Accounts due or accrued (net)	(41,739)	(34,801)
Taxes, licenses and fees due and accrued	4,391	5,808
Current federal and foreign income taxes	26,584	16,508
Remittances and items not allocated	76	717
Asset valuation reserve	11,811	10,153
Payable to parent and affiliates	—	818
Reinsurance in unauthorized and certified companies	915	1,019
Funds held under coinsurance	157,239	152,758
Payable for securities	1,203	571
Other liabilities	1,247	918

Total general account liabilities	745,395	779,611
SEPARATE ACCOUNT LIABILITIES	1,048,128	1,072,779

Total liabilities	1,793,523	1,852,390
CAPITAL STOCK AND SURPLUS:
Common capital stock, $350 par value – 6,001 shares authorized: 6,001 shares issued and outstanding	2,100	2,100
Gross paid in and contributed surplus	357,400	357,400
Unassigned funds	90,840	39,039

Total surplus	448,240	396,439

Total common capital stock and surplus	450,340	398,539

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$2,243,863	$2,250,929

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
INCOME:
Premiums and annuity considerations	$13,251	$12,357	$12,535
Considerations for supplementary contracts with life contingencies	5,981	10,600	9,144
Net investment income	44,078	47,702	42,491
Amortization of interest maintenance reserve	1,351	1,497	2,003
Commissions and expense allowances on reinsurance ceded	613	638	5,335
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	17,150	18,518	20,626
Other income	3,245	3,366	3,821

Total Income	85,669	94,678	95,955
BENEFITS AND EXPENSES:
Death benefits	109	—	57
Annuity benefits	38,521	51,234	52,958
Surrender benefits and withdrawals for life contracts	119,409	176,714	173,671
Interest and adjustments on contracts or deposit-type contract funds	1,337	1,321	1,078
Payments on supplementary contracts with life contingencies	7,148	5,541	4,359
Decrease in aggregate reserves for life and accident and health contracts	(47,813)	(44,699)	(14,469)

Total Benefits	118,711	190,111	217,654
Commissions on premiums and annuity considerations (direct business only)	3,873	4,294	4,724
General insurance expenses	6,812	9,883	11,554
Insurance taxes, licenses and fees, excluding federal income taxes	(1,229)	617	(898)
Net transfers from Separate Accounts net of reinsurance	(116,590)	(164,649)	(162,517)
Other deductions	6,771	6,865	6,598

Total Benefits and Expenses	18,348	47,121	77,115
Net gain from operations before federal income tax expense and net realized capital (losses) gains	67,321	47,557	18,840
Federal income tax expense, excluding tax on capital (losses) gains	9,089	12,611	3,261

Net gain from operations after federal income taxes and before net realized capital (losses) gains	58,232	34,946	15,579
Net realized capital (losses) gains less capital gains tax and transfers to the interest maintenance reserve	(288)	195	(386)

NET INCOME	$57,944	$35,141	$15,193

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$398,539	$366,354	$369,198
Net income	57,944	35,141	15,193
Change in net unrealized capital (losses) gains, net of deferred income tax	(1)	(487)	338
Change in net deferred income tax	(4,586)	2,697	1,555
Change in non-admitted assets	(2)	9	3
Change in liability for reinsurance in unauthorized and certified companies	104	(40)	(192)
Change in asset valuation reserve	(1,658)	(6,865)	5,189
Prior period adjustment net of tax	—	1,730	—
Change in surplus as a result of reinsurance	—	—	(4,618)
Dividends to stockholder	—	—	(20,312)

CAPITAL STOCK AND SURPLUS, END OF YEAR	$450,340	$398,539	$366,354

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018 (IN THOUSANDS)

	2020	2019	2018
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$19,234	$22,960	$21,681
Net investment income	43,783	47,956	45,315
Miscellaneous income	21,008	22,522	25,164

Total receipts	84,025	93,438	92,160
Benefits and loss related payments	(164,863)	(233,412)	(226,403)
Net transfers from Separate Accounts	109,652	169,363	151,098
Commissions, expenses paid and aggregate write-ins for deductions	(17,404)	(21,495)	(23,671)
Federal and foreign income taxes (paid) recovered	—	(1,836)	—

Total payments	(72,615)	(87,380)	(98,976)

Net cash from operations	11,410	6,058	(6,816)

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured or repaid:
Bonds	200,456	90,045	361,890
Stocks	1,109	2,643	23,000
Mortgage loans	4,236	13,903	5,899
Miscellaneous proceeds	5,637	—	2,587

Total investment proceeds	211,438	106,591	393,376
Cost of investments acquired (long-term only):
Bonds	(140,387)	(101,147)	(378,609)
Stocks	(500)	—	(15,000)
Mortgage loans	—	(22,652)	(10,773)
Other invested assets	(83)	—
Miscellaneous applications	(223)	(9,722)	—

Total investments acquired	(141,193)	(133,521)	(404,382)
Net increase in contract loans and premium notes	(954)	(1,385)	(231)

Net cash from investments	69,291	(28,315)	(11,237)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Net deposits on deposit-type contracts and other liabilities	2,694	1,520	4,279
Dividends to stockholder	—	—	(20,312)
Other cash provided (applied)	2,463	1,495	(4,042)

Net cash from financing and miscellaneous sources	5,157	3,015	(20,075)

Net change in cash, cash equivalents and short-term investments	85,858	(19,242)	(38,128)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	43,013	62,255	100,383

End of year	$128,871	$43,013	$62,255

SUPPLEMENTAL SCHEDULE OF NON-CASH ACTIVITIES

	2020	2019	2018
Exchanges of debt securities	$5,224	$10,823	$17,341
Transfer of preferred stocks to bonds	—	—	1,000
Transfer of bonds to other invested assets	—	747	—
Amortization of reinsurance gain	—	—	4,618
Prior period adjustment	—	2,190	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

1.	DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company of New York (the “Company”) is a stock life insurance company incorporated under the laws of the State of New York. The Company is a direct, wholly-owned subsidiary of Delaware Life Insurance Company (“DLIC”). DLIC is a direct, wholly-owned subsidiary of Group One Thousand One, LLC.

The Company’s business includes a variety of wealth accumulation and protection products, including individual fixed and variable annuities, individual and group life insurance, and group disability insurance. The Company has reinsured certain risks related to some of these products to former affiliated and non-affiliated reinsurers. The Company also sold group life and disability insurance, of which 100% of these risks have been reinsured.

BASIS OF PRESENTATION – ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (the “Department”). The Department recognizes only statutory accounting principles prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners’ (“NAIC’s”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of New York.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of New York as of December 31, 2020 and 2019 and for the years ended December 31, 2020, 2019 and 2018.

Accounting principles and procedures of the NAIC, as prescribed or permitted by the Department, comprise a comprehensive basis of accounting principles other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Statutory accounting principles do not recognize the following assets or liabilities, which are reflected under GAAP: deferred policy acquisition costs and unearned premium reserves. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 12. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on the admissibility of net deferred tax assets (“DTAs”) under statutory accounting principles. Certain contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities, and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, if any, including acquisition costs such as sales commissions, are charged to operations as incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, contract claims incurred but not reported, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, bonds, equity securities, and mortgage loans. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market instruments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments, with the exception of money market instruments which are carried at fair value per Statement of Statutory Accounting Principles (“SSAP”) No. 2R, Cash, Cash Equivalents, Drafts and Short Term Investments, include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are carried at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is an NAIC 6 per the model, further comparison based on fair value is required which, in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

Preferred Stocks and Common Stocks

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of cost or fair value. Common stocks are stated at fair value. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan was made. The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans, and these mortgage loans are placed in a non-accrual status when the collection of contractually-specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually-specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes the accrual of income. However, if the original terms of the contract have been changed, resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Other Invested Assets

Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. Third-party pricing services are used to determine the fair value of surplus debentures.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies, accident and health insurance policies, and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Accident and health insurance benefit reserves are developed by actuarial methods and are determined based on either published tables using specified statutory interest rates, mortality or morbidity assumptions, Company experience, and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the amounts required by law.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT-TYPE CONTRACTS

Liabilities for investment-type contracts, such as supplementary contracts not involving life contingencies, are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts. Refer to Note 12 of the Company’s financial statements for further discussion of the Company’s income taxes.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in the variable Separate Accounts include individual and group life insurance and annuity contracts. The assets in these insulated Separate Accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including the amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values in the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

Certain activity from the variable Separate Accounts is reflected in the Company’s financial statements as follows:

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•

The activity related to guaranteed minimum death benefit, guaranteed minimum accumulation benefits, guaranteed minimum income benefits, and guaranteed minimum withdrawal benefits, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•	Transfers from the variable Separate Accounts due and accrued.

•

The dividends received deduction (the “DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective June 30, 2020, the NAIC adopted changes to the Working Capital Finance Investments Program requirements in SSAP No. 105, Working Capital Finance Investments. The adoption of the revisions within SSAP No. 105 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, and SSAP No. 3, Accounting Changes and Corrections of Errors, related to a grade-in approach of reporting changes in the reserve valuation basis as a result of Section 21 of the Valuation Manual (“VM-21”). The adoption of the new guidance did not have a significant impact on the financial statements of the Company.

Effective January 1, 2020, the Company adopted New York Insurance Regulation 213 (11 NYCRR 103) (“Regulation 213”), enacted by the Department to implement additional life insurance reserve requirements related to the principle-based reserving framework required by the NAIC. The adoption of the Regulation 213 requirements did not have a significant impact on the financial statements of the Company.

The Company did not have any substantive adoptions during 2019.

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

CORRECTIONS OF ERRORS

During 2019, the Company discovered an error related to the calculation of actuarial reserves. This error was corrected and recorded, net of tax, through surplus in the Statutory Statements of Changes in Capital Stock and Surplus in the amount of $1.7 million. The Company did not have any corrections of errors during 2020 or 2018.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized as a result of these transactions may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. The following is a summary of significant transactions with affiliates and other related parties.

Administrative Service Agreements and Other

The Company participates in the Group 1001 401(k) Savings Plan (the “401(k) Plan”) (formerly the Delaware Life Insurance Company 401(k) Savings Plan), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. The plan name change was effective January 1, 2019 when the plan sponsorship was changed from DLIC to Group 1001 Resources, LLC (“GOTO Resources”). Expenses under the 401(k) Plan and the RIA are allocated by GOTO Resources (and formerly DLIC) to affiliates pursuant to intercompany service agreements. The allocated expenses to the Company for the years ended December 31, 2020, 2019 and 2018 were each $0.1 million.

The Company has a management services agreement with DLIC pursuant to which DLIC furnishes various investment, actuarial, and administrative services on a cost-reimbursement basis. Expenses incurred under this agreement amounted to approximately $4.8 million, $7.8 million and $9.4 million for the years ended December 31, 2020, 2019 and 2018, respectively.

On August 2, 2013, Group One Thousand One, LLC acquired all of the issued and outstanding shares of the Company’s parent, DLIC, from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, certain of the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 1505 of the New York Insurance Law with respect to any transaction subject to Section 1505(c) or (d) between (i) the Company and (ii) (a) Guggenheim Capital, LLC, or a subsidiary thereof, or (b) Sammons Enterprises, Inc., or a subsidiary thereof. The following are agreements that the Company has filed pursuant to the terms of this undertaking:

•

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $1.6 million $1.7 million and $1.9 million for the years ended December 31, 2020, 2019 and 2018, respectively.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

•

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. The servicing fees are netted from the debt service payments remitted by GCREF to the Company. The servicing fees incurred for the years ended December 31, 2020, 2019 and 2018 were $7.5 thousand, $7.5 thousand and $1.4 thousand, respectively.

At December 31, 2020 and 2019, the Company held non affiliated investments managed by GPIM as follows:

	December 31
(In Thousands)	2020	2019
Bonds	$10,154	$10,231
Common Stocks	4,340	4,756

Total Related Party	$14,494	$14,987

The Company has a principal underwriter’s agreement with Clarendon Insurance Agency, Inc. (“Clarendon”), an affiliate, whereby Clarendon serves as principal underwriter and distributor for variable insurance and annuity products issued by the Company. The Company did not incur any expenses under this agreement during 2020, 2019 and 2018.

The Company is party to a federal tax allocation agreement with DLIC as the common parent of an affiliated group of companies, of which the Company is a member. Refer to Note 12.

The Company had $0.9 million due from DLIC and other affiliates and $0.8 million due to DLIC and other affiliates as of December 31, 2020 and 2019, respectively, and $0.4 million included in general expenses due or accrued to other related parties as of December 31, 2020 and 2019 under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

In January 2020, the Company, as borrower, entered into a $50.0 million demand promissory note (the “Note”) with DLIC as lender. The Note superseded the parties’ $35.0 million promissory note dated May 19, 2017 (the “Old Note”). The Company’s borrowings under the Note may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with no commitment fees for any unused portion of the Note. Borrowings under the Old Note were subject to interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion. The total commitment fees paid on the Old Note for the years ended December 31, 2019 and 2018 were approximately $161.4 thousand and $162.4 thousand, respectively. There was no amount outstanding under the Note as of December 31, 2020 or under the Old Note as of December 31, 2019.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

3.	BONDS AND PREFERRED STOCK

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2020
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Bonds:
U.S. Governments	$15,205	$6,131	$—	$21,336
All Other Government	—	—	—	—
U.S. States, Territories and Possessions (Direct and Guaranteed)	4,481	1,067	—	5,548
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	108,268	11,700	(77)	119,891
Industrial and Miscellaneous (Unaffiliated)	765,432	94,557	(5,531)	854,458
Hybrid Securities	60,234	4,998	(1,976)	63,256

Total Bonds	$953,620	$118,453	$(7,584)	$1,064,489

Preferred Stocks	$16,177	$289	$—	$16,466

	December 31, 2019
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$15,327	$2,827	$(1)	$18,153
All Other Government	—	—	—	—
U.S. States, Territories and Possessions (Direct and Guaranteed)	7,804	682	—	8,486
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	103,511	6,409	(16)	109,904
Industrial and Miscellaneous (Unaffiliated)	827,775	53,231	(4,509)	876,497
Hybrid Securities	53,950	2,757	(1,699)	55,008

Total Bonds	$1,008,367	$65,906	$(6,225)	$1,068,048

Preferred Stocks	$16,458	$168	$—	$16,626

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The statement value and estimated fair value by maturity date for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2020
(In Thousands)	Statement Value	Estimated Fair Value
Due In One Year or Less	$10,373	$10,508
Due After One Year Through Five Years	159,674	169,985
Due After Five Years Through Ten Years	164,633	186,972
Due After Ten Years	397,380	466,466

Total Before Asset and Mortgage-Backed Securities	732,060	833,931
Asset and Mortgage-Backed Securities	221,560	230,559

Total	$953,620	$1,064,490

Proceeds from sales and maturities of investments in bonds and preferred stock during 2020, 2019 and 2018 were $206.5 million, $104.5 million and $403.2 million, respectively, including non-cash transactions of $5.2 million, $11.6 million and $18.3 million, respectively; gross gains were $6.7 million, $2.2 million and $7.3 million, respectively, and gross losses were $1.3 million, $0.4 million and $7.7 million, respectively.

Bonds included above with a statement value of approximately $0.4 million at each year ended December 31, 2020 and 2019 were on deposit with the Department as required by law.

Investment grade bonds were 96.7% and 98.5% of the Company’s total bonds as of December 31, 2020 and 2019, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. For privately-placed bonds, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Other-Than-Temporary-Impairments

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has an Asset Valuation Committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the Asset Valuation Committee considers the factors described below. The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.    In making these evaluations, the Asset Valuation Committee exercises considerable judgment. Based on the committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

“Monitor List” - A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

“Watch List” - There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List” - The Asset Valuation Committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statement of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. $0.7 million of OTTI was recognized based on an intent to sell aviation industry assets prior to year end or shortly afterwards. The Company did not incur write-downs of bonds during 2019 or 2018.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs.    All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2020 were as follows:

(in thousands except # of securities)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	3	$9	$—	—	$—	$—	3	$9	$—
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	3	2,129	(73)	1	159	(4)	4	2,288	(77)
Industrial and Miscellaneous (Unaffiliated)	29	33,709	(1,344)	14	42,405	(4,187)	43	76,114	(5,531)
Hybrid Securities	2	2,249	(51)	3	22,092	(1,925)	5	24,341	(1,976)

Total Bonds	37	$38,096	$(1,468)	18	$64,656	$(6,116)	55	$102,752	$(7,584)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities, and length of time in an unrealized loss position, at December 31, 2019 were as follows:

(in thousands except # of securities)	Less than 12 months			12 months or more			Total
			Gross			Gross			Gross
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$54	$(1)	—	$—	$—	5	$54	$(1)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	3	1,464	(13)	2	5,480	(3)	5	6,944	(16)
Industrial and Miscellaneous (Unaffiliated)	33	60,508	(389)	40	46,216	(4,120)	73	106,724	(4,509)
Hybrid Securities	—	—	—	3	23,254	(1,699)	3	23,254	(1,699)

Total Bonds	41	$62,026	$(403)	45	$74,950	$(5,822)	86	$136,976	$(6,225)

The Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $4.5 million and $4.6 million as of December 31, 2020 and 2019, respectively, which represented approximately 0.4% and 0.4% of the Company’s total invested assets as of December 31, 2020 and 2019, respectively.

The Company’s overall exposure to sub-prime mortgage risk as of December 31, 2020 and 2019 was as follows (in thousands):

2020
Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,454	$4,454	$4,646

	$4,454	$4,454	$4,646

2019
Type	Actual Cost	Book/Adjusted Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$4,641	$4,641	$4,794

	$4,641	$4,641	$4,794

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

4.	MORTGAGE LOANS ON REAL ESTATE

The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases, where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management’s judgment, the mortgage loan’s values are impaired, appropriate losses are recorded.

The following table shows the geographic distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2020 and 2019:

(In Thousands)	2020	2019
California	$8,071	$8,226
Florida	2,155	2,297
Georgia	3,795	3,822
Idaho	248	283
Illinois	10,223	10,000
Kansas	4,878	5,250
New York	9,638	9,783
North Carolina	6,783	8,240
South Carolina	—	1,649
Texas	55	183
General allowance for loan loss	(104)	(104)

Total Mortgage Loans on Real Estate	$45,742	$49,629

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2020 and 2019.

The Company originated no new mortgage loans during the year ended December 31, 2020. The Company originated three mortgage loans and made two additional investments after acquisition with a total cost of $22.6 million during the year ended December 31, 2019 with rates ranging from 5.2% to 6.04% and originated five mortgage loans and one additional investment after acquisition with a total cost of $10.8 million during the year ended December 2018 with rates ranging from 6.25% to 11.00%.

During the years ended December 31, 2020, 2019 and 2018, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss for the years ended December 31, 2020 and 2019. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $0.1 million at December 31, 2020 and 2019. While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2020 and 2019, the Company individually and collectively evaluated loans with a gross carrying value of $45.8 million and $49.7 million, respectively.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2020 or 2019.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
As of December 31, 2020
Recorded Investment
Current	$—	$—	$—	$—	$45,846	$—	$45,846
As of December 31, 2019
Recorded Investment
Current	$—	$—	$—	$—	$49,733	$—	$49,733

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2020 or 2019 and the Company had no investments in impaired loans during 2020 or 2019.

Allowance for credit losses was as follows:

(In Thousands)	2020	2019
Balance at beginning of period	$104	$104
Recoveries of amounts previously charged off	—	—

Balance at end of period	$104	$104

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table provides an aging of past due mortgage loans on real estate as of December 31, 2020 and 2019, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2020	2019
Current	$45,846	$49,733
Total Allowance for Loan Loss	(104)	(104)

Total Mortgage Loans on Real Estate	$45,742	$49,629

The credit quality of the Company’s mortgage loans is assessed by the debt service coverage ratio (“DSC”) and loan to value ratio (‘LTV”). The following table shows the recorded gross investment of the Company’s mortgage loans aggregated by LTV and DSC as of December 31, 2020 and 2019.

		2020
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$7,169	$—	$—	$7,169
60%-69.99%	18,023	15,776	4,878	38,677
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$25,192	$15,776	$4,878	$45,846

		2019
(In Thousands)	Debt Service Coverage Ratio
	>1.2x	1.0x to < 1.2x	<1.0x	Total
Loan to Value Ratio
0%-59.99%	$7,580	$12,134	$183	$19,897
60%-69.99%	23,049	6,787	—	29,836
70%-79.99%	—	—	—	—
80% or greater	—	—	—	—

Total	$30,629	$18,921	$183	$49,733

5.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, and mortgages, which relate to changes in levels of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from sales of all other investments are reported, net of tax, in the Company’s Statements of Operations but are not included in the computation of net gain from operations.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Changes in unrealized gains and losses from investments carried at fair value are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

Realized gains and losses, net of amounts transferred to the IMR and capital gains tax, are as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Realized Gains (Losses):
Bonds	$4,702	$1,758	$(344)
Preferred Stocks	—	3	—
Mortgage Loans on Real Estate	—	(31)	—

Gross Realized (Losses) Gains	4,702	1,730	(344)
Capital Gains Tax (Benefit) Expense	987	364	191

Net Realized (Losses) Gains	3,715	1,366	(535)
Losses (Gains) Transferred to IMR (Net of Taxes)	(4,003)	(1,171)	149

Total	$(288)	$195	$(386)

Unrealized gains and losses and related deferred capital gains tax are as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Changes in Net Unrealized Capital Gains (Losses),
Bonds	$—	$—	$11
Common Stocks	(1)	(487)	329

Subtotal	(1)	(487)	340
Deferred Capital Gains Tax	—	—	2

Total	$(1)	$(487)	$338

In 2016, the Company implemented a public bond trading strategy which resulted in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties totaling $42.4 million for the year ended December 31, 2018. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $2.2 million for the year ended December 31, 2018. The public bond strategy was discontinued and no such transactions occurred during 2020 or 2019.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

6.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Bonds	$42,136	$44,331	$41,036
Preferred Stocks	1,138	1,302	639
Common Stocks (unaffiliated)	132	534	69
Mortgage Loans on Real Estate	2,686	3,019	2,383
Contract Loans	263	207	186
Cash, Cash Equivalents and Short-term Investments	229	1,255	1,228
Other Investment Income	515	276	121

Gross Investment Income	47,099	50,924	45,662
Investment Expenses	(3,021)	(3,222)	(3,171)

Net Investment Income	$44,078	$47,702	$42,491

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of income is uncertain. The Company did not exclude any investment income due and accrued from surplus for the years ended December 31, 2020, 2019 and 2018.

7.	REINSURANCE

The Company participates in reinsurance with other insurance companies under a yearly renewable term or coinsurance basis to limit the loss exposure on certain risks associated with its products. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

Under one reinsurance agreement, certain of the Company’s universal life insurance policies were reinsured on a coinsurance and funds held coinsurance basis. The Company had liabilities for the funds held under this treaty of $157.2 million and $152.8 million at December 31, 2020 and 2019, respectively. Pursuant to another reinsurance agreement, the Company ceded 100% of the liabilities under its group insurance policies on an indemnity coinsurance basis. In 2013, the Company recorded a deferred gain in surplus related to the group insurance treaty of which the remaining $4.6 million was amortized during 2018.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The effects of reinsurance on premiums and benefits were as follows:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Premiums and Annuity Considerations:
Direct	$30,752	$28,702	$30,130
Ceded	(17,501)	(16,345)	(17,595)

Net Premiums and Annuity Considerations	$13,251	$12,357	$12,535

Insurance and Other Individual Policy Benefits and Claims:
Direct	$62,221	$85,018	$70,084
Ceded	(16,443)	(28,243)	(12,709)

Net Policy Benefits and Claims	$45,778	$56,775	$57,375

8.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

As of December 31, 2020 and 2019, the Company had $1,352.0 million and $1,400.1 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the standard of valuation required by the State of New York. Reserves to cover the above insurance as of December 31, 2020 and 2019 totaled $43.5 million and $44.9 million, respectively.

The Tabular Interest, Tabular Less Actual Reserves Released, and the Tabular Cost have all been determined by formula, as described in the NAIC instructions. The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2020 and 2019 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves in the General Account were $103.6 million and $126.4 million at December 31, 2020 and 2019. Net asset adequacy reserves were $82.6 million and $108.4 million at December 31, 2020 and 2019. Asset adequacy reserves in the non-insulated Separate Accounts were $21.0 million at December 31, 2020 and 2019.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The details for other changes in reserves for the years ended December 31, 2020, 2019 and 2018 are as follows (in thousands):

				2020

Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Reg 213 & Asset/Liability analysis	$(25,787)	$—	$—	$(25,787)	$—	$—	$—	$—

Total —increase (decrease)	$(25,787)	$—	$—	$(25,787)	$—	$—	$—	$—

				2019

Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$2,300	$—	$—	$2,300	$—	$—	$—	$—

Total —increase (decrease)	$2,300	$—	$—	$2,300	$—	$—	$—	$—

				2018

Item	Total	Industrial Life	Ordinary Life Insurance	Ordinary Individual Annuities	Supplemental Contracts	Credit Life Group and Individual	Group Life Insurance	Group Annuities
Asset/Liability analysis	$13,300	$—	$—	$11,300	$2,000	$—	$—	$—

Total —increase (decrease)	$13,300	$—	$—	$11,300	$2,000	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

9.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2020

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$291,208	$—	$291,208	20.582%
b At Book Value Less Current Surrender Charge of 5% or More	3,520	—	—	3,520	24.9%
c At Fair Value	—	—	682,576	682,576	48.243%

d Total With Adjustment or at Market Value	3,520	291,208	682,576	977,304	69.074%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	403,534	—	—	403,534	28.521%
2 Not Subject to Discretionary Withdrawal	30,225	—	3,800	34,025	2.405%

3 Total (Gross: Direct and Assumed)	437,279	291,208	686,376	1,414,863	100.00%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	437,279	291,208	686,376	1,414,863

6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$542	$—	$—	$542

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

B. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2020	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	916	916	4.432%

d Total With Adjustment or at Market Value	—	—	916	916	4.432%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	19,746	—	—	19,746	95.568%

3 Total (Gross: Direct and Assumed)	19,746	—	916	20,662	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$19,746	$—	$916	$20,662
6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

December 31, 2019

A. INDIVIDUAL ANNUITIES

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$298,964	$—	$298,964	20.397%
b At Book Value Less Current Surrender Charge of 5% or More	5,307	—	—	5,307	0.362%
c At Fair Value	—	—	707,486	707,486	48.269%

d Total With Adjustment or at Market Value	5,307	298,964	707,486	1,011,757	69.028%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	420,811	—	—	420,811	28.710%
2 Not Subject to Discretionary Withdrawal	30,119	—	3,036	33,155	2.262%

3 Total (Gross: Direct and Assumed)	456,237	298,964	710,522	1,465,723	100.000%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$456,237	$298,964	$710,522	$1,465,723

6 Amount included in A(1)b above that will move to A(1)e in the year after the statement date.	$4,419	$—	$—	$4,419

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

B. DEPOSIT-TYPE CONTRACTS

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2019	% of Total
1 Subject to Discretionary Withdrawal:
a With Market Value Adjustment	$—	$—	$—	$—	—%
b At Book Value Less Current Surrender Charge of 5% or More	—	—	—	—	—%
c At Fair Value	—	—	1,152	1,152	6.327%

d Total With Adjustment or at Market Value	—	—	1,152	1,152	6.327%
e At Book Value Without Adjustment (Minimal or No Charge or Adjustment)	—	—	—	—	—%
2 Not Subject to Discretionary Withdrawal	17,052	—	—	17,052	93.673%

3 Total (Gross: Direct and Assumed)	17,052	—	1,152	18,204	100.00%
4 Reinsurance Ceded	—	—	—	—

5 Total (Net)	$17,052	$—	$1,152	$18,204

6 Amount included in B(1)b above that will move to B(1)e in the year after the statement date.	$—	$—	$—	$—

10.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life insurance and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for life contracts” in the Company’s Statutory Statement of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the non-insulated Separate Account are carried at fair value. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statement of Operations for the General Account.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 4240 of the New York Insurance Laws.

The Company maintained Separate Account assets totaling $1,048.1 million and $1,072.8 million as of December 31, 2020 and 2019, respectively. As of December 31, 2020 and 2019, the Company’s Separate Account statements included legally insulated assets of $701.9 million and $726.3 million, respectively.

The assets legally insulated and not legally insulated from the General Account as of December 31, 2020 were attributable to the following products:

Products (In Thousands)	Legally Insulated Assets	Not-Legally Insulated Assets	Total
Variable Life	$6,943	$—	$6,943
Variable Annuity	694,991	—	694,991
MVA Annuity	—	346,195	346,195

Total	$701,934	$346,195	$1,048,129

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statement of Operations for the General Account as a component of “Net transfers from Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $6.1 million, $6.4 million, and $6.9 million were received by the General Account from the Separate Accounts during the years ended December 31, 2020, 2019 and 2018, respectively.

The Company’s General Account paid expenses for Separate Account guarantees of $206.7 thousand, $390.9 thousand and $200.3 thousand for each of the years ended December 31, 2020, 2019 and 2018 respectively.

The Company does not engage in securities lending transactions within its Separate Accounts.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

An analysis of the Separate Account reserves as of December 31, 2020 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2020	$4,560	$5,427	$9,987
Reserves at 12/31/2020
For Accounts With Assets at:
Fair Value	312,208	694,181	1,006,389
Amortized Cost	—	—	—

Total Reserves	$312,208	$694,181	$1,006,389

By Withdrawal Characteristics:
With Market Value Adjustment	$312,208	$—	$312,208
At Fair Value	—	690,382	690,382

Subtotal	312,208	690,382	1,002,590
Not Subject to Discretionary Withdrawal	—	3,799	3,799

Total	$312,208	$694,181	$1,006,389

An analysis of the Separate Account reserves as of December 31, 2019 is as follows:

(In Thousands)	Nonindexed Guarantee Less Than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2019	$2,299	$5,159	$7,458
Reserves at 12/31/2019
For Accounts With Assets at:
Fair Value	319,964	718,000	1,037,964
Amortized Cost	—	—	—

Total Reserves	$319,964	$718,000	$1,037,964

By Withdrawal Characteristics:
With Market Value Adjustment	$319,964	$—	$319,964
At Fair Value	—	714,964	714,964

Subtotal	319,964	714,964	1,034,928
Not Subject to Discretionary Withdrawal	—	3,036	3,036

Total	$319,964	$718,000	$1,037,964

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Below is the reconciliation of “Net transfers (from) Separate Accounts net of reinsurance” in the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2020	2019	2018
Transfers to Separate Accounts	$9,987	$7,458	$7,278
Transfers (from) Separate Accounts	(126,577)	(172,107)	(169,795)

Net Transfers (from) Separate Accounts	(116,590)	(164,649)	(162,517)

Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(116,590)	$(164,649)	$(162,517)

11.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities and investments in publicly-traded mutual funds with quoted market prices.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes and certain ABS (including collateralized debt obligations, RMBS, and CMBS), certain corporate debt, preferred stock and certain private equity investments.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, and certain mutual fund holdings.

There were no significant changes made in valuation techniques during 2020 or 2019. The Company had no liabilities classified by these levels as of December 31, 2020 and 2019. The fair value of the Company’s assets classified by these levels as of December 31, 2020 and 2019 were as follows (in thousands):

	December 31, 2020
Description	Level 1	Level 2	Level 3	Net Asset Value (“NAV”)	Total
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$4,340	$—	$4,340
Separate Accounts Assets (b) (c)	728,264	296,006	13,398	8,519	1,046,187

Total Assets at Fair Value	$728,264	$296,006	$17,738	$8,519	$1,050,527

	December 31, 2019
Description	Level 1	Level 2	Level 3	NAV	Total
Assets at Fair Value:
Common Stock - Unaffiliated (a)
Industrial and Miscellaneous	$—	$—	$4,756	$—	$4,756
Separate Accounts Assets (b) (c)	742,961	293,745	25,880	7,782	1,070,368

Total Assets at Fair Value	$742,961	$293,745	$30,636	$7,782	$1,075,124

(a)	Common stocks are carried at fair value.
(b)

Separate Account assets include invested assets carried at fair value, but exclude approximately $1.9 million and $2.4 million of investment income and receivables due at December 31, 2020 and 2019, respectively, which are included in Separate Account Assets in the Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

(c)

Includes assets with a fair value of $8.5 million and $7.8 million at December 31, 2020 and 2019, respectively, in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2020 and 2019, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days), redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back until the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between levels 1 and 2 during the years ended December 31, 2020 and 2019. The following is a reconciliation of the beginning and ending balances for assets which were categorized as Level 3 for the years ended December 31, 2020 and 2019 (in thousands):

2020	Beginning Balance at 01/01/2020	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance at 12/31/2020
Assets
Common Stock—Unaffiliated Industrial and Miscellaneous	$4,756	$—	$—	$—	$(104)	$—	$(312)	$—	$4,340
Separate Accounts Assets	25,880	—	(1,560)	299	(403)	—	(8,298)	(2,520)	13,398

Total Assets	$30,636	$—	$(1,560)	$299	$(507)	$—	$(8,610)	$(2,520)	$17,738

2019	Beginning Balance at 01/01/2019	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Sales	Settlements	Ending Balance at 12/31/2019
Assets
Common Stock—Unaffiliated Industrial and Miscellaneous	$5,243	$—	$—	$—	$(487)	$—	$—	$—	$4,756
Separate Accounts assets	58,300	1,503	(12,050)	165	(264)	2,000	(21,612)	(2,162)	25,880

Total assets	$63,543	$1,503	$(12,050)	$165	$(751)	$2,000	$(21,612)	$(2,162)	$30,636

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers made were the result of changes in the level of observability of inputs used to price the assets or liabilities or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The tables below present the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31:

2020	Valuation Techniques	Significant Unobservable Inputs	Fair Value (in Thousands)	Range	Weighted Average
Assets:
Common Stock	Matrix Pricing	Spreads	$4,340	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	3,365	52-109	100
	Market Pricing	Quoted Prices	5,292	34-112	79

Total Assets			$12,997

2019	Valuation Techniques	Significant Unobservable Inputs	Fair Value (in Thousands)	Range	Weighted Average
Assets:
Common Stock	Matrix Pricing	Spreads	$4,756	1	1
Separate Accounts Assets	Matrix Pricing	Spreads	10,898	33-113	91
	Market Pricing	Quoted Prices	1,809	98-101	101

Total Assets			$17,463

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2020:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$128,871	$128,871	$128,871	$—	$—	$—	$—
Bonds	1,064,490	953,620	19,143	978,166	67,181	—	—
Preferred Stocks	16,466	16,177	—	2,789	13,677	—	—
Common Stocks	4,340	4,340	—	—	4,340	—	—
Mortgage Loans on Real Estate	44,701	45,742	—	—	44,701	—	—
Contract Loans	8,927	6,802	—	—	8,927	—	—
Other Invested Assets	3,322	2,795	—	3,153	—	169	—
Separate Account Assets	1,046,187	1,046,187	728,264	296,006	13,398	8,519	—
Contractholder Deposit Funds and Other Policyholder Liabilities	(21,624)	(19,746)	—	—	(21,624)	—	—
Separate Account Liabilities	(916)	(916)	—	—	(916)	—	—

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following table presents estimated fair values and the carrying amounts of the Company’s financial instruments as of December 31, 2019:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Cash, Cash Equivalents and Short-term Investments	$43,013	$43,013	$43,013	$—	$—	$—	$—
Bonds	1,068,048	1,008,367	15,473	1,007,166	45,409	—	—
Preferred Stocks	16,626	16,458	—	2,168	14,458	—	—
Common Stock	4,756	4,756	—	—	4,756	—	—
Mortgage Loans on Real Estate	50,814	49,629	—	—	50,814	—	—
Contract Loans	6,867	5,853	—	—	6,867	—	—
Other invested assets	2,928	2,638	—	2,928	—	—	—
Separate Account Assets	1,070,368	1,070,368	742,961	293,745	25,880	7,782	—
Contract Holder Deposit Funds and Other Policyholder Liabilities	(17,925)	(17,052)	—	—	(17,925)	—	—
Separate Account Liabilities	(1,152)	(1,152)	—	—	(1,152)	—	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments - The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds - The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models. Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows, and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity Securities - The fair value of the Company’s equity securities is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other Invested Assets - Other invested assets (excluding investments accounted for under the equity method) include surplus debentures. The fair value of surplus debenture uses third-party pricing services.

Separate Accounts - The estimated fair value of Separate Account assets and liabilities is determined with the same methodology described in Note 10. The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statement of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contract holder deposit funds - The fair value of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

12.	FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary and if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that the DTAs will be realized. Therefore, the Company has not recorded a valuation allowance as of December 31, 2020 and December 31, 2019.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The components of the Company’s DTAs and DTLs as of December 31, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$26,714	$1,667	$28,381	$30,881	$2,666	$33,547	$(4,167)	$(999)	$(5,166)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	26,714	1,667	28,381	30,881	2,666	33,547	(4,167)	(999)	(5,166)
Deferred Tax Assets Nonadmitted	—	—	—	—	—	—	—	—	—

Subtotal Net Admitted Deferred Tax Assets	26,714	1,667	28,381	30,881	2,666	33,547	(4,167)	(999)	(5,166)
Deferred Tax Liabilities	2,946	3	2,949	3,526	3	3,529	(580)	—	(580)

Net Admitted Deferred Tax Assets /(Net Deferred Tax Liabilities)	$23,768	$1,664	$25,432	$27,355	$2,663	$30,018	$(3,587)	$(999)	$(4,586)

The following table provides component amounts of the Company’s calculation by tax character of paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2020			December 31, 2019			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$1,570	$1,570	$—	$1,077	$1,077	$—	$493	$493
(b) Adjusted Gross Deferred Tax Assets Expected to Be Realized (Excluding the amount of Deferred Tax Assets From (a) above) After Application of the Threshold Limitation. (The Lesser of (b)1 and (b)2 Below)	23,768	97	23,865	27,393	1,589	28,982	(3,625)	(1,492)	(5,117)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date.	23,768	97	23,865	27,393	1,589	28,982	(3,625)	(1,492)	(5,117)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold.	XXX	XXX	63,736	XXX	XXX	55,278	XXX	XXX	8,458
(c) Adjusted Gross Deferred Tax Assets (Excluding the Amount Of Deferred Tax Assets From (a) and (b) above) Offset by Gross Deferred Tax Liabilities.	2,946	—	2,946	3,488	—	3,488	(542)	—	(542)

(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101. Total (a) + (b) + (c)	$26,714	$1,667	$28,381	$30,881	$2,666	$33,547	$(4,167)	$(999)	$(5,166)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

	2020	2019
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	3295%	3356%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (in thousands)	$424,908	$368,521

The following table provides the impact of tax-planning strategies on adjusted gross and net admitted DTA’s, as used in the Company’s SSAP No. 101 calculation:

	December 31, 2020		December 31, 2019		Change
(In Thousands) Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross DTAs and Net Admitted DTAs, by Tax Character as a Percentage
Adjusted Gross DTAs	$26,714	$1,667	$30,881	$2,666	$(4,167)	$(999)
Percentage of Adjusted Gross DTAs by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross DTAs	$26,714	$1,667	$30,881	$2,666	$(4,167)	$(999)
Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Because of the Impact of Tax Planning Strategies	56.30%	0.00%	44.59%	0.00%	11.71%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company has no temporary differences for which a DTL has not been established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2020	December 31, 2019	December 31, 2018
Current Income Tax
Federal Income Tax Expense on Operations	$9,089	$12,611	$3,261
Federal Income Tax Expense on Net Capital Gains	987	364	191

Current Income Tax Expense	$10,076	$12,975	$3,452

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The main components of DTAs and DTLs as of December 31, 2020 and 2019 were as follows:

(In Thousands)	December 31, 2020	December 31, 2019	Change
Deferred Tax Assets:
Ordinary:
Policyholder Reserves	$25,104	$29,257	$(4,153)
Deferred Acquisition Costs	1,151	853	$298
Receivables	458	720	$(262)
Other (Including Items <5% of Total Ordinary Tax Assets)	1	51	$(50)

Subtotal	$26,714	$30,881	$(4,167)
Nonadmitted	—	—	—

Admitted Ordinary Deferred Tax Assets	$26,714	$30,881	$(4,167)

Capital:
Investments	$1,667	$2,666	$(999)
Net Capital Loss Carryforward	—	—	—

Subtotal	$1,667	$2,666	$(999)
Nonadmitted	—	—	—
Admitted Capital Deferred Tax Assets	1,667	2,666	(999)

Admitted Deferred Tax Assets	$28,381	$33,547	$(5,166)

Deferred Tax Liabilities:
Ordinary:
Investments	$1,948	$1,948	$—
Policyholder Reserves	998	1,575	(577)
Deferred and Uncollected Premiums	3	3	—

Subtotal	$2,949	$3,526	$(577)

Capital:
Other	$—	$3	$(3)

Subtotal	—	3	(3)

Deferred Tax Liabilities:	$2,949	$3,529	$(580)

Net Admitted Deferred Tax Assets / (Deferred Tax Liabilities)	$25,432	$30,018	$(4,586)

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The change in net deferred income taxes is comprised of the following:

(In Thousands) Description	December 31, 2020	December 31, 2019	Change
Total Deferred Tax Assets	$28,381	$33,547	$(5,166)
Total Deferred Tax Liabilities	2,949	3,529	(580)

Net Deferred Tax Assets	$25,432	$30,018	$(4,586)
Tax Effect of Unrealized Gains/Losses			—

Change in Net Deferred Income Tax			$(4,586)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before federal income taxes. The significant items causing this difference at December 31, 2020, 2019 and 2018 were as follows:

(In Thousands)	December 31, 2020			December 31, 2019			December 31, 2018
Description	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate	Amount	Tax Effect @ 21%	Effective Tax Rate
Income Before Taxes	$67,321	$14,137	19.6%	$47,557	$9,987	20.3%	$18,840	$3,956	21.4%
Pre-tax Capital Gains - Pre IMR	4,702	987	1.4%	1,730	363	0.7%	(344)	(72)	(0.4)%
Investment Related	(1,438)	(302)	(0.4)%	—	—	—	—	—	—
Dividends Received Deduction	—	—	—%	—	(209)	(0.4)%	—	(450)	(2.4)%
Amortization of IMR	—	—	—%	—	(474)	(1.0)%	—	(537)	(2.9)%
Change in Non-admitted Assets	(3)	(1)	—%	—	2	—	—	1	—
Prior Year Over/Under Accrual	—	—	—%	—	225	0.5%	—	26	0.1%
Exhibit 5a adjustment	—	—	—%	—	384	0.7%	—	—	—%
Reinsurance gain	—	—	—%	—	—	—%	—	(970)	(5.2)%
Miscellaneous	(761)	(159)	(0.2)%	—	—	—%	—	(57)	(0.3)%

Total Statutory Income Taxes		$14,662	20.4%		$10,278	20.8%		$1,897	10.3%

Federal and Foreign Income Taxes Incurred		$10,076	14.0%		$12,975	26.3%		$3,452	18.7%
Change in Net Deferred Income Taxes		4,586	6.4%		(2,697)	(5.5)%		(1,555)	(8.4)%

Total Statutory Income Taxes		$14,662	20.4%		$10,278	20.8%		$1,897	10.3%

At December 31, 2020 and 2019, the Company had no net operating loss, capital loss, or foreign tax credit carryforwards. The Company had no minimum tax credit carryforwards at December 31, 2019.

At December 31, 2020, the following were capital gain income tax expenses incurred that will be available for recoupment in the event of future net capital losses (gains) (in thousands):

Year	Amount
2020	$987
2019	$363
2018	$220

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company has no deposits admitted under Section 6603 of the Internal Revenue Code.

Tax years prior to 2017 are closed to examination and audit adjustments under the applicable statute of limitations. The Company is currently not under examination by the Internal Revenue Service. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2020 and 2019.

As of December 31, 2020, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2020 and 2019. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2020, 2019 and 2018. The Company has not accrued any penalties related to UTBs.

The Company is part of an affiliated group of companies that will file a consolidated federal income tax return for 2020.

The following companies are included in the consolidated return filing:

•	Delaware Life Insurance Company

•	Delaware Life Insurance Company of New York

•	DL Reinsurance Company

•	Clarendon Insurance Agency, Inc.

•	Clear Spring Health Insurance Company

•	Clear Spring Health Resources, Inc.

•	Clear Spring Health (IL), Inc.

•	Delaware Life Reinsurance (U.S.) Corp.

•	Clear Spring Health (CO), Inc.

•	Eon Health, Inc (GA)

•	Eon Health, Inc. (SC)

•	Community Care Alliance of Illinois, Inc.

•	Clear Spring Health (VA), Inc.

•	Clear Spring Health of Illinois, Inc.

•	Lackawanna Casualty Company

•	Lackawanna American Insurance Company

•	Lackawanna National Insurance Company

A written tax allocation agreement has been approved by, or is pending approval from, the state of domicile of each participating insurance company or health maintenance organization. Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the Company.

13.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2020 and 2019, the Company had 6,001 shares issued, authorized and outstanding with a par value of $350 per share.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The Company’s ability to pay dividends is subject to certain statutory restrictions. The New York Insurance Law permits a domestic stock life insurer to distribute dividends out of earned surplus without prior notice to the Superintendent of the Department when the aggregate amount of such dividends in a calendar year does not exceed the greater of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations, excluding realized capital gains, and not to exceed 30% of its surplus to policyholders, so long as the net gain from operations excluding realized capital gains for the immediately preceding year is not negative. Alternatively, a domestic stock life insurance company may distribute dividends without prior notice to the Superintendent when the total amount of such dividends does not exceed the lesser of a.) 10% of its surplus to policyholders as of the immediately preceding year or b.) its net gain from operations of the immediately preceding year, not including realized capital gains. The Superintendent may limit or disallow a distribution of dividends if an insurer’s surplus to policyholders is not reasonable in relation to the company’s outstanding liabilities or if the company is financially distressed. In addition, for a period of five years following the Sale Transaction on August 2, 2013, any dividend or distribution required the prior written consent of the Department. This restriction expired on August 2, 2018.

The Company did not pay any dividends in 2020 or 2019. In December 2018, the Company paid an ordinary dividend of $20.3 million to DLIC.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains/losses, excluding deferred taxes, was approximately $1.6 million at December 31, 2020 and 2019.

Risk-Based Capital

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company met the minimum RBC requirements at December 31, 2020 and 2019.

In addition, the Company is required to maintain its Total Adjusted Capital in an amount not less than 450% of Authorized Control Level RBC (“ACL RBC”) within the meaning of New York Insurance Law §1322 for a period of seven years following the Sale Transaction on August 2, 2013. If the Company’s ACL RBC falls below this minimum, additional contributions of capital are required to be made such that the Company’s ACL RBC level is restored to a minimum of 450%. In connection with the Sale Transaction, a trust account was established to ensure a source of funds for any such required capital contributions. The Company’s ACL RBC exceeded 450% at December 31, 2020 and 2019.

14.	COMMITMENTS AND CONTINGENT LIABILITIES

Regulatory and industry developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by the state insurance guaranty association for certain obligations of insolvent insurance companies to policyholders and claimants. The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $1.5 million and $3.3 million for guaranty fund assessments as of December 31, 2020 and 2019, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2020 and 2019, the Company did not have any guaranty fund liabilities or assets related to assessments from insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation and Other Matters

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of the sellers and (ii) other specified matters, including losses arising from pending or threatened litigation as of the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to the sellers’ affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by the Company, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2020 and reported in the current financial statements:

•	Certain bonds were on deposit with governmental authorities as required by law.

•	Certain cash deposits were held in a mortgage escrow account (see “Other restricted assets” below).

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The following are restricted assets (including pledged assets):

Gross Restricted
(In Thousands)
										Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Non- Admitted Restricted	Total 2020 Admitted Restricted	Gross Admitted and Non- Admitted Restricted Total Assets	Admitted Restricted to Total Admitted Assets
On Deposit with States	$406	$—	$—	$—	$406	$406	$—	$—	$406	0.02%	0.02%
Other Restricted Assets	79	—	—	—	79	129	(50)	—	79	0.00%	0.00%

Total Restricted Assets	$485	$—	$—	$—	$485	$535	$(50)	$—	$485	0.02%	0.02%

The following are other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)
	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	2020 Total	2019 Total	Increase/ (Decrease)	Total 2020 Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets
Mortgage Escrow	$79	$—	$—	$—	$79	$129	$(50)	$79	0.00%	0.00%

Total	$79	$—	$—	$—	$79	$129	$(50)	$79	0.00%	0.00%

Lease commitments

Effective February 15, 2014, the Company entered into a month-to-month lease agreement for its office in New York, New York. The monthly rental expense is approximately $3.3 thousand for this lease. The lease agreement terminated in April 2019.

Effective October 31, 2016, the Company entered into a lease agreement for an additional New York office that expires on January 31, 2021. Effective September 9, 2020, the Company renewed the lease with an expiration date of July 31, 2022. Rental expenses for 2020, 2019 and 2018 were $0.8 million, $0.8 million and $0.7 million, respectively, for this lease.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

At December 31, 2020, the minimum aggregate rental commitments were as follows:

Year Ending December 31	(In Thousands) Operating Leases
2021	$706
2022	413
2023	—
2024	—
2025	—
Aggregate Total All Future Years	$—

15.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account Nonguaranteed products were as follows at December 31, 2020 (in thousands):

General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life
c Universal Life with Secondary Guarantees	169,144	156,163	559,354
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	1,573	1,569	1,684
j Miscellaneous Reserves	1,093	1,093	1,292

Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	1
b Accidental Death Benefits	XXX	XXX	—
c Disability - Active Lives	XXX	XXX	—
d Disability - Disabled Lives	XXX	XXX	3,094
e Miscellaneous Reserves	XXX	XXX	64,640
Total (gross: direct + assumed)	171,810	158,825	630,065

Reinsurance Ceded	169,144	156,163	627,494

Total	$2,666	$2,662	$2,571

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	6,943	6,943	6,889
j Miscellaneous Reserves	—	—	—

Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	6,943	6,943	6,889

Reinsurance Ceded	—	—	—

Total	$6,943	$6,943	$6,889

The Company had no life Separate Account products with Guarantees at December 31, 2020.

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

The amounts of account value, cash value and reserve breakouts of the life insurance by withdrawal characteristics, separately for General Account products and Separate Account Nonguaranteed products were as follows at December 31, 2019:

General Account	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life
c Universal Life with Secondary Guarantees	166,748	151,790	535,962
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	1,510	1,504	1,533
j Miscellaneous Reserves	1,077	1,077	1,280

Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	1
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	3,566
e Miscellaneous Reserves	XXX	XXX	63,274
Total (gross: direct + assumed)	169,335	154,371	605,616

Reinsurance Ceded	166,748	151,790	603,041

Total	$2,587	$2,581	$2,575

DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

(A Wholly-Owned Subsidiary of Delaware Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019 AND 2018

Separate Account Non Guaranteed	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
a Term Policies with Cash Value	$—	$—	$—
b Universal Life	—	—	—
c Universal Life with Secondary Guarantees	—	—	—
d Indexed Universal Life	—	—	—
e Indexed Universal Life with Secondary Guarantees	—	—	—
f Indexed Life	—	—	—
g Other Permanent Cash Value Life Insurance	—	—	—
h Variable Life	—	—	—
i Variable Universal Life	6,384	6,384	6,327
j Miscellaneous Reserves	—	—	—
Not subject to discretionary withdrawal or not cash values
a Term Policies with Cash Value	XXX	XXX	—
b Accidental Death Benefits	XXX	XXX	—
c Disability—Active Lives	XXX	XXX	—
d Disability—Disabled Lives	XXX	XXX	—
e Miscellaneous Reserves	XXX	XXX	—
Total (gross: direct + assumed)	6,384	6,384	6,327

Reinsurance Ceded	—	—	—

Total	$6,384	$6,384	$6,327

The Company had no life Separate Account products with Guarantees at December 31, 2019.

16.	SUBSEQUENT EVENTS

The Company has evaluated events or transactions that occurred from January 1, 2021 to April 28, 2021, the date the financial statements were available to be issued. The Company is not aware of any Type I or Type II events or transactions that occurred subsequent to December 31, 2020 having a material effect on the financial statements.